As filed with the Securities and Exchange Commission on December 20, 2016
================================================================================
                                                    1933 Act File No. 333-214125
                                                     1940 Act File No. 811-23199


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2

(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] Pre-Effective Amendment No. 4
[ ] Post-Effective Amendment No. _


and


[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] Amendment No. 4


             First Trust Senior Floating Rate 2022 Target Term Fund Exact Name of Registrant as Specified in Declaration of Trust


           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

          Eric F. Fess, Esq.                       David E. Wohl, Esq.
        Chapman and Cutler LLP                 Weil, Gotshal & Manges LLP
        111 West Monroe Street                      767 Fifth Avenue
        Chicago, Illinois 60603                 New York, New York 10153

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

---------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

   [ ] when declared effective pursuant to section 8(c)

---------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

------------------------ ---------------------- --------------------- ---------------------- ---------------------
                                                  Proposed Maximum      Proposed Maximum
  Title of Securities        Amount Being          Offering Price      Aggregate Offering    Amount of Registration
   Being Registered           Registered             Per Share              Price(1)                 Fee(2)
------------------------ ---------------------- --------------------- ---------------------- ---------------------
  Common Shares,
  $0.01 par value          35,000,000 shares           $10.00             $350,000,000              $40,565
------------------------ ---------------------- --------------------- ---------------------- ---------------------

(1)   Estimated solely for the purpose of determining the registration fee.

(2)   $1.16 of which has been previously paid.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED DECEMBER 20, 2016


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.



PROSPECTUS
----------

                                             SHARES

             FIRST TRUST SENIOR FLOATING RATE 2022 TARGET TERM FUND

                                 COMMON SHARES
                                $10.00 PER SHARE

                                ----------------

   The Fund. First Trust Senior Floating Rate 2022 Target Term Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

   Investment Objectives. The Fund's investment objectives are to seek a high level of current income and to return $9.85 per common share of beneficial interest ("Common Share") of the Fund (the original net asset value ("NAV") per Common Share before deducting offering costs of $0.02 per Common Share ("Original NAV")) to holders of Common Shares ("Common Shareholders") on or about February 1, 2022 (the "Termination Date"). THE OBJECTIVE TO RETURN THE FUND'S ORIGINAL NAV IS NOT AN EXPRESS OR IMPLIED GUARANTEE OBLIGATION OF THE FUND, THE ADVISOR (AS DEFINED BELOW) OR ANY OTHER ENTITY. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund's overall credit performance, on the one hand, and its objective of returning the Original NAV on or about the Termination Date on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund's investment strategies will be successful.

   Investment Strategies. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in senior, secured floating rate loans ("Senior Loans") of any maturity. Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities in emerging market countries. Senior Loans generally hold one of the most senior positions in the capital structure of the borrower, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders. In seeking to return Original NAV to investors on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income and possibly retaining gains. See "The Fund's Investments--Investment Philosophy and Process."

                                               (continued on the following page)

   No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NAV. THIS RISK OF LOSS DUE TO THE DISCOUNT MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR COMMON SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC OFFERING. It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be "FIV."

   THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING, AND SHOULD BE RETAINED FOR FUTURE REFERENCE. INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 37 OF THIS PROSPECTUS, INCLUDING THE RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                       PER SHARE      TOTAL (1)
                                                       ---------      ---------
  Public offering price...........................      $10.00        $
  Sales load (2)..................................       $0.15        $
  Original NAV, before offering costs.............       $9.85        $
  Estimated offering costs (3)....................       $0.02        $
  Proceeds, after expenses, to the Fund...........       $9.83        $


                                                       (notes on following page)

   The underwriters expect to deliver the Common Shares to purchasers on or
about           , 2016.

                                ---------------

MORGAN STANLEY              BOFA MERRILL LYNCH             UBS INVESTMENT BANK             WELLS FARGO SECURITIES
OPPENHEIMER & CO.    AMERIPRISE FINANCIAL SERVICES, INC.    RBC CAPITAL MARKETS    STIFEL    BB&T CAPITAL MARKETS
Aegis Capital Corp.                         D.A. Davidson & Co.                              Henley & Company LLC
HilltopSecurities                     J.J.B. Hilliard, W.L. Lyons, LLC                    Janney Montgomery Scott
Ladenburg Thalmann                            Maxim Group LLC                     National Securities Corporation
Pershing LLC                              Wedbush Securities Inc.                                      Wunderlich

                                ---------------

                 The date of this prospectus is           , 2016.

(notes from previous page)
   (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, Original NAV (before offering costs), estimated offering costs and proceeds, after expenses, to the Fund will
       be $     , $     , $     , $     and $     , respectively. See
       "Underwriters."

   (2) The Advisor (and not the Fund) has agreed to pay, from its own assets, additional compensation of $0.025 per Common Share to the underwriters in connection with this offering. Separately, the Advisor (and not the Fund) has agreed to pay an upfront structuring and syndication fee to Morgan Stanley & Co. LLC, an upfront structuring fee to each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, an upfront fee to each of Oppenheimer & Co. Inc., Ameriprise Financial Services, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and BB&T Capital Markets, a division of BB&T Securities, LLC, and may also pay certain other qualifying underwriters a structuring fee, sales incentive fee, or other additional compensation in connection with the offering. These fees and other compensation are not reflected under "Sales load" in the table above. See "Underwriters--Additional Compensation to be Paid by the Advisor."

   (3) Total expenses of the offering of the Common Shares of the Fund (other than sales load) are estimated to be $ , which represents 0.20% (or $0.02 per Common Share) of the Fund's aggregate offering price. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.20% (or $0.02 per Common Share) of the Fund's aggregate offering price.

(continued from previous page)

   Senior Loans are typically rated below investment grade. THE FUND'S INVESTMENTS IN BELOW INVESTMENT GRADE SECURITIES ARE COMMONLY REFERRED TO AS "JUNK" OR "HIGH YIELD" SECURITIES AND ARE CONSIDERED SPECULATIVE WITH RESPECT TO THE ISSUER'S CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL. Under normal market conditions, no more than 15% of the Fund's Managed Assets may be invested in securities rated "CCC+" or lower by Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business, or Fitch Ratings, a part of the Fitch Group, or "Caa1" or lower by Moody's Investor Services, Inc., or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable credit quality. See "Risks--Credit and Below Investment Grade Securities Risk."

    "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares (as defined below), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

   Investment Advisor. First Trust Advisors L.P. (the "Advisor") will be the Fund's investment advisor. See "Management of the Fund" in this prospectus and "Investment Advisor" in the Fund's Statement of Additional Information (the "SAI").

   Five-Year Term and Final Distribution. On or about the Termination Date, the Fund intends to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and seek to return the Original NAV to Common Shareholders, unless the term is extended for one period of up to six months by a vote of the Fund's Board of Trustees. The amount distributed to Common Shareholders at termination will be based on the Fund's NAV at that time and, depending upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund, may be less, and potentially significantly less, than the Original NAV, or a Common Shareholder's original investment. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The Fund's ability to return Original NAV to Common Shareholders on or about the Termination Date (as may be extended) will depend on market conditions and the success of various portfolio and cash flow management techniques. See "Risks--Five-Year Term Risk."

   Distributions. The Fund intends to pay most, but likely not all, of its net income to Common Shareholders in monthly income dividends. The Fund also intends to distribute its net realized capital gains, if any, once per year. However, in seeking to achieve its investment objectives, the Fund may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income and possibly all or a portion of its gains. This would reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. See "Risks--Tax Risks." Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. The Fund expects to declare its initial monthly distribution approximately 30 to 60 days following the completion of this offering and pay such initial monthly distribution approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate. See "Distributions" and "Federal Tax Matters."

   Use of Leverage. The Fund currently intends to use leverage to seek to achieve its investment objectives. The Fund anticipates that, under normal market conditions, it will employ leverage through borrowings from banks and other financial institutions in the amount of approximately 30% of the Fund's Managed Assets. The Fund may borrow an amount up to 33-1/3% of its total assets pursuant to the Investment Company Act of 1940, as amended. The costs associated with any issuance and use of leverage will be borne by Common Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage," "Risks--Leverage Risk" and "Description of Shares."

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Shares, and
retain it for future reference. The SAI, dated      , as it may be supplemented,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 69 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries, by calling (800) 988-5891, by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187, or from the Fund's or the Advisor's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (http://www.sec.gov).

   THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS


PAGE

Prospectus Summary ........................................................    1
Summary of Fund Expenses ..................................................   26
The Fund ..................................................................   27
Use of Proceeds ...........................................................   27
The Fund's Investments ....................................................   27
Use of Leverage............................................................   35
Risks......................................................................   37
Management of the Fund ....................................................   53
Net Asset Value ...........................................................   54
Distributions .............................................................   55
Dividend Reinvestment Plan ................................................   56
Description of Shares .....................................................   57
Certain Provisions in the Declaration of Trust and By-Laws ................   58
Structure of the Fund; Common Share Repurchases and
   Conversion to Open-End Fund ............................................   60
Federal Tax Matters .......................................................   62
Underwriters ..............................................................   65
Custodian, Administrator, Fund Accountant and Transfer Agent ..............   68
Legal Opinions ............................................................   68
Table of Contents for the Statement of Additional Information .............   69

                               -----------------

   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                      This page intentionally left blank.

                               PROSPECTUS SUMMARY

   This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares of beneficial interest (the "Common Shares"). You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the "SAI"), especially the information set forth in this prospectus under the heading "Risks."

THE FUND ...........  First Trust Senior Floating Rate 2022 Target Term Fund
                      (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."


THE OFFERING........  The Fund is offering               Common Shares at $10.00
                      per share through a group of underwriters (the
                      "Underwriters") led by Morgan Stanley & Co. LLC, Merrill
                      Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities
                      LLC and Wells Fargo Securities, LLC. You must purchase at
                      least 100 Common Shares ($1,000) in this offering. The
                      Fund has given the Underwriters an option to purchase up
                      to additional Common Shares within 45 days of the date of
                      this prospectus solely to cover over-allotments, if any.
                      The Advisor (as defined below) has agreed to pay: (i) all
                      organizational expenses of the Fund; and (ii) all offering costs of the Fund (other than sales load) that exceed
                      0.20% (or $0.02 per Common Share) of the Fund's aggregate
                      offering price.
WHO MAY WANT
TO INVEST ..........  Investors should consider their financial situation and needs, other investments, investment goals and experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed for investment and not as a trading vehicle. The Fund may be appropriate for investors who are seeking a high income strategy with significant credit risks with the following features and potential benefits:

                        o  high current income;

                        o  a five-year term;

                        o the return of $9.85 per Common Share upon termination;

                        o a diversified portfolio of senior, secured floating rate loans ("Senior Loans");

                        o a short duration strategy that is less sensitive to interest rate risk than longer duration funds; and

                        o access to the credit expertise of the First Trust Leveraged Finance Investment Team at First Trust Advisors L.P. (the "Advisor").

                      However, keep in mind that investors will need to assume the risks associated with an investment in the Fund. See "Risks."

INVESTMENT
OBJECTIVES .........  The Fund's investment objectives are to seek a high level of current income and to return $9.85 per Common Share (the original net asset value ("NAV") per Common Share before deducting offering costs of $0.02 per Common Share ("Original NAV")) to holders of Common Shares ("Common Shareholders") on or about February 1, 2022 (the "Termination Date"). THE OBJECTIVE TO RETURN THE FUND'S ORIGINAL NAV IS NOT AN EXPRESS OR IMPLIED GUARANTEE OBLIGATION OF THE FUND, THE ADVISOR OR ANY OTHER ENTITY. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund's overall credit performance, on the one hand, and its objective of returning the Original NAV on or about the Termination Date on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund's investment strategies will be successful.

INVESTMENT
STRATEGIES
AND POLICIES........  Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in Senior Loans of any maturity. Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities in emerging market countries (collectively, "Borrowers"). Senior Loans are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a risk premium.

                      Senior Loans generally are negotiated between a Borrower and several financial institution lenders ("Lenders") represented by one or more Lenders acting as agent of all the Lenders ("Agent"). The Agent is responsible for negotiating the loan agreement (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. See "Risks--Senior Loan Agent Risk." The Fund may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. The Fund's investments in Senior Loans will primarily consist of assignments. Investments in participations are expected to represent a minor portion of the Fund's portfolio. An assignment involves the sale of a loan by an existing Lender to the Fund and a participation involves the sale of a beneficial interest in a loan by the Lender to the Fund. In an assignment, the Fund becomes a lender of record and a party to the underlying loan agreement; whereas, in a participation, the Fund purchases only an economic interest in the loan and does not become a party to the underlying loan agreement.

                      The Fund will generally acquire Senior Loans of Borrowers that, among other things, the Advisor believes can make timely payments on their Senior Loans and that satisfy other credit standards established by the Advisor. Senior Loans generally have one of the most senior positions in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. All of the Fund's Senior Loan investments will be secured and will have a first lien priority on collateral of the Borrower. See "Risks--Senior Loan Risk."

                      As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders. In seeking to return Original NAV to investors on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income and possibly retaining gains. The Advisor believes that investing in Senior Loans should limit fluctuations in the Fund's NAV caused by changes in interest rates. See "The Fund's Investments--Investment Philosophy and Process."

                      Senior Loans are typically rated below investment grade. The Fund's investments in below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Under normal market conditions, no more than 15% of the Fund's Managed Assets may be invested in securities rated "CCC+" or lower by Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business ("S&P"), or Fitch Ratings, a part of the Fitch Group ("Fitch"), or "Caa1" or lower by Moody's Investor Services, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Advisor to be of comparable credit quality. For purposes of determining whether a security is rated "CCC+/Caa1" or its equivalent, the highest available rating will be used. See "Risks--Credit and Below Investment Grade Securities Risk."

                      The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to Senior Loans. These instruments, if used, will be considered an investment in Senior Loans for purposes of the Fund's investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in Senior

                      Loans. The Fund anticipates that total return swaps and credit default swaps, including loan credit default swaps, will be the primary type of credit derivative used to gain such exposure to Senior Loans as part of its investment strategy. See "Risks--Total Return Swaps Risk" and "Risks--Credit Default Swaps Risk." The Fund's use of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund's Managed Assets. If the exposure to the underlying instrument of a derivative position of the Fund is negated or offset by another derivative position of the Fund providing exposure to the same underlying instrument, the Fund will include only the net amount of the exposure for purposes of calculating the foregoing limitation. In addition, the Fund may, but is not required to, use various derivative transactions to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund's investment objectives, policies and applicable regulatory requirements. See "The Fund's Investments--Investment Practices--Derivative and Other Transactions."

                      The Fund may invest up to 20% of its Managed Assets in (1) loan interests that have a lower than first lien priority on collateral or that are not secured by any specific collateral of the Borrower, (2) other income producing securities (including, without limitation, U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities), (3) warrants and equity securities, including common stock and preferred stock, issued by a Borrower or its affiliates, and (4) investment companies. See "The Fund's Investments--Portfolio Composition." See also "Risks--Subordinated Loans and Other Subordinated Debt Instruments Risk" and "Risks--Other Risks Associated with Loans." Below investment grade corporate debt securities are commonly referred to as "junk" or "high yield" securities. See "Risks--Credit and Below Investment Grade Securities Risk."

                      The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, other than (i) such securities which it already owns that, at the time of initial investment, were not in default or involved in bankruptcy or insolvency proceedings, and (ii) debtor-in-possession loans. See "Risks--Defaulted and Distressed Securities Risk."

                      The Fund will not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.

                      During temporary defensive periods, the period in which the net proceeds of the offering of Common Shares are first being invested or the period in which the Fund is approaching its Termination Date, including when its assets are being liquidated in anticipation of its termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

                      Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

                      "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares (as defined below), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares would not be treated as a liability.

                      Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, the Fund's policy of investing at least 80% of its Managed Assets in Senior Loans may only be changed by the Board of Trustees of the Fund (the "Board of Trustees") following the provision of 60 days' prior written notice to Common Shareholders. The Fund's investment objectives and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without approval of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

INVESTMENT
PHILOSOPHY
AND PROCESS.........  The investment philosophy for the Advisor's Leveraged
                      Finance Investment Team is based on the belief that deep fundamental credit analysis performed by a highly experienced credit team, within a risk managed framework, will generate higher absolute and risk-adjusted returns in Senior Loan and high-yield bond strategies. The team's core framework is designed around capturing yield and seeking to avoid loss. This investment philosophy is expressed by the team through an investment process that combines rigorous bottom-up fundamental credit analysis and disciplined portfolio construction. Risk management is a critical component of the entire process and is embedded in both the fundamental credit analysis and portfolio construction.

                      Fundamental analysis involves the evaluation of industry trends, management quality, asset value and the consistency of cash flows. The Advisor's key considerations of portfolio construction include liquidity, diversification, relative value assessment, and ongoing monitoring. Through fundamental credit analysis, the Advisor's Leveraged Finance Investment Team can position the Fund's portfolio in Senior Loans that the Advisor believes provide the most attractive opportunities in the market. See "The Fund's Investments--Investment Philosophy and Process."

FIVE-YEAR TERM .....  The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days' prior written notice to shareholders, the Fund's term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund's term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Fund's term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund's assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund's remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. The Fund's term may be extended for any length of time as may be approved by the Fund's shareholders.

                      ALTHOUGH THE FUND HAS AN INVESTMENT OBJECTIVE OF RETURNING ORIGINAL NAV TO COMMON SHAREHOLDERS ON OR ABOUT THE TERMINATION DATE, THE FUND MAY NOT BE SUCCESSFUL IN ACHIEVING THIS OBJECTIVE. THE RETURN OF ORIGINAL NAV IS NOT AN EXPRESS OR IMPLIED GUARANTEE OBLIGATION OF THE FUND. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Advisor, any affiliate of the Advisor or any other entity.

                      The Fund's ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques that the Fund intends to utilize in seeking to achieve this objective, which includes potentially setting aside and retaining in its net assets (and therefore its NAV) a portion of its net investment income and possibly all or a portion of its gains. This would reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which would reduce the overall amounts that the Fund would have otherwise been able to distribute. See "Risks--Tax Risks." Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders.

                      The Fund's final distribution to Common Shareholders will be based upon the Fund's NAV on the Termination Date, and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive more or less in such final distribution than the amount of their original investment. It is likely that some portion of the income earned by the Fund throughout its life that would otherwise have customarily been paid as a monthly income distribution will be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund's assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), or to the extent accrued but unpaid interest on the liquidated Senior Loans will be made following such distribution, subsequent to that distribution, the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets and from payment of such accrued interest. The Fund expects that the total of such liquidating distributions, including any additional subsequent distributions, will equal the Fund's NAV on the Termination Date, but the actual total may be more or less than that NAV, depending on the ultimate results of those post-Termination Date asset liquidations.

                      The Fund's NAV on the Termination Date will depend upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund and the amounts of income or gains retained by the Fund that otherwise would have been paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on such retained amounts. As a result, the amount distributed to shareholders at the termination of the Fund may be less, and potentially significantly less, than the Original NAV.

                      Interest rates, including yields on below investment grade securities (which are commonly referred to as "junk" or "high yield" securities), tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. To the extent the average effective maturity of the Fund's portfolio shortens as the Fund approaches its Termination Date, shareholders should expect that the average portfolio yield will also fall during such period. Consequently, the Fund's dividend rate may need to be reduced over time as the yield on portfolio securities declines as they are sold and either not replaced or replaced by lower-yielding securities; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Fund may be retained by the Fund as a means of pursuing its objective of paying the Original NAV to investors on or about the Termination Date. See "Risks--Five-Year Term Risk."

INVESTMENT
ADVISOR ............  First Trust Advisors L.P. will be the Fund's investment advisor and will be responsible for the day-to-day management of the Fund's portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Advisor is also responsible for determining the Fund's overall investment strategy and overseeing its implementation.

                      First Trust Advisors L.P., a registered investment advisor, is an Illinois limited partnership formed in 1991. It serves as investment advisor or portfolio supervisor to investment portfolios with approximately $95 billion in assets, which it managed or supervised as of October 31, 2016. See "Management of the Fund--Investment Advisor" in this prospectus and "Investment Advisor" in the SAI.

USE OF
LEVERAGE ...........  The Fund currently intends to use leverage to seek to achieve its investment objectives. The Fund also may use leverage for other purposes such as hedging or to meet cash requirements. However, the Fund will not use any leverage that would result in the Fund becoming a taxable mortgage pool. Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes (collectively, "Borrowings") in an amount up to 33-1/3% of its total assets or may issue preferred shares of beneficial interest ("Preferred Shares") in an amount up to 50% of the Fund's total assets (including the proceeds from leverage). This is known as "structural leverage." The Fund also may employ portfolio leverage through other portfolio techniques that have the economic effect of leverage. "Effective leverage" is the combination of the amount of structural leverage plus the amount of portfolio leverage. The Fund anticipates that is effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 50% of the Fund's Managed Assets. The Fund anticipates that, under normal market conditions, it will employ a combination of structural leverage, through Borrowings from banks and other financial institutions, and portfolio leverage. The Fund does not currently anticipate that it will issue Preferred Shares. Based upon current market conditions, it is expected that the Fund's leverage through the use of Borrowings will be approximately 30% of the Fund's Managed Assets.

                      Subject to market conditions, within approximately three months after the completion of this offering, the Fund intends to establish a leverage program. It is expected that the Fund's Borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. The Fund will not be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in value of the Fund's assets. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. In addition, the Borrowings of the Fund will likely be secured by a lien on the assets of the Fund. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with Borrowings exceeds the then-current interest rate and other costs on such Borrowings, the Fund will generate more return or income than will be needed to pay such interest payments and other costs. In this event, the excess will be available to pay higher dividends to Common Shareholders. However, if the rate of cash flow received from the Fund's portfolio investments purchased with Borrowings, net of applicable Fund expenses, is less than the then-current interest rate on any Borrowings, the Fund may be required to utilize other Fund assets to make interest payments on Borrowings and this may result in reduced net investment income available for distribution to Common Shareholders.

                      The use of leverage will leverage your investment in the Common Shares. Any senior securities issued by the Fund (whether in the form of Borrowings or Preferred Shares) will have seniority over the Common Shares. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. There is no assurance that a leverage strategy will be utilized by the Fund or that, if utilized, it will be successful. See "Risks--Leverage Risk."

                      If the Fund uses leverage, associated costs, if any, will be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. Costs associated with the use of leverage may include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee. See "Use of Leverage" below.

DERIVATIVE
AND OTHER
TRANSACTIONS .......  The Fund may, but is not required to, use various derivative instruments and other transactions to seek to:
                      (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management, including to take on additional credit risk and obtain exposure to Senior Loans; (iii) mitigate other risks, including, without limitation, interest rate and credit risks; and/or
                      (iv) earn income. The Fund's derivative transactions are expected to include credit derivatives.

                      Credit derivatives may be used to hedge credit positions or take on additional credit risk. Credit derivatives entered into by the Fund to take on additional credit risk and obtain exposure to Senior Loans will be considered an investment in Senior Loans for purposes of the Fund's investment policy that it invest, under normal market conditions, at least 80% of its Managed Assets in Senior Loans. The Fund anticipates that total return swaps and credit default swaps, including loan credit default swaps, will primarily be the type of credit derivative used to gain such exposure to Senior Loans as part of its investment strategy. The Fund's use of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund's Managed Assets. If the exposure to the underlying instrument of a derivative position of the Fund is negated or offset by another derivative position of the Fund providing exposure to the same underlying instrument, the Fund will include only the net amount of the exposure for purposes of calculating the foregoing limitation.

                      The Fund also may engage in derivative and other transactions for hedging purposes. See "The Fund's Investments--Investment Practices--Derivative and Other Transactions" below and "Other Investment Policies and Techniques" in the SAI. In addition, certain of the derivative and other transactions, if any, may provide portfolio leverage to the Fund's portfolio. See "Risks--Leverage Risk."

DISTRIBUTIONS ......  The Fund intends to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually. The Fund's initial monthly distribution is expected to be declared approximately 30 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have their monthly distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

                      For the purpose of pursuing its investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may retain a portion of its net investment income beginning with its initial distribution and continuing until the final liquidating distribution. The Fund also may retain a portion of its gains. The extent to which the Fund retains income or gains, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund's below investment grade portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund's term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund's NAV on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, due in part to an increase in investments in higher rated but potentially lower-yielding instruments as the Fund approaches its termination, will likely result in successive reductions in distributions over the five-year term of the Fund. The timing and amounts of these reductions cannot be predicted.

                      While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund's distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund's distribution rate, the reduction of the Fund's monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset even though the Fund's NAV would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

                      The Fund will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a regulated investment company ("RIC") for U.S. federal income tax purposes.

                      The retention of a portion of its net investment income will result in the Fund paying U.S. federal excise tax and possibly U.S. federal corporate income tax at a much higher corporate income tax rate. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of excise tax a certainty and would increase the likelihood that the Fund would need to pay corporate income tax. See "Risks--Tax Risks" and "Federal Tax Matters." The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution.

                      The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to shareholders. See "Distributions."

CUSTODIAN,
ADMINISTRATOR,
FUND ACCOUNTANT
AND TRANSFER
AGENT ..............  The Fund has retained The Bank of New York Mellon as its custodian and BNY Mellon Investment Servicing (US) Inc. as its administrator, fund accountant and transfer agent. The Advisor and the Board of Trustees will be responsible for overseeing the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator, Fund Accountant and Transfer Agent."

LISTING ............  It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be "FIV."

CLOSED-END
STRUCTURE ..........  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds can generally stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                      Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price of such shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

FEDERAL TAX
MATTERS ............  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. See "Federal Tax Matters."

SPECIAL RISK
CONSIDERATIONS .....  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                      No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long- term investing and not as a vehicle for trading.

                      Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether or when the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                      Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. An investment in the Common Shares should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

                      Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                      In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                      Five-Year Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Advisor or any other entity.

                      The Fund's ability to return Original NAV to Common Shareholders on or about the Termination Date will depend in part on market conditions, the presence or absence of defaulted or distressed securities in the Fund's portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, and various portfolio and cash flow management techniques. See "--Defaulted and Distressed Securities Risk." The Fund may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to Common Shareholders upon termination. This would reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders.

                      The Fund's final distribution to shareholders will be based upon the Fund's NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive less in such final distribution than their original investment. Rather than reinvesting any proceeds from the sale or redemption of its securities, the Fund may distribute such proceeds in one or more distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund, the amount distributed to shareholders on or about the Termination Date may be significantly less than Original NAV.

                      Because the Fund will invest in below investment grade securities (which are commonly referred to as "junk" or "high yield" securities), it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Fund's ability to return Original NAV to Common Shareholders on or about the Termination Date. See "--Credit and Below Investment Grade Securities Risk" below.

                      Tax Risks. The Fund intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund's overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund's income would be subject to a double level of U.S. federal income tax. The Fund's income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. Although the Fund currently intends to distribute sufficient amounts to qualify for treatment as a RIC, it generally will be subject to U.S. federal excise taxes and U.S. federal corporate income taxes to the extent it sets aside and retains in its net assets (and therefore its NAV) a portion of its net investment income in pursuit of its objective of returning Original NAV. See "Federal Tax Matters."

                      Earnings Risk. The Fund's limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund's ability to maintain its dividend.

                      Senior Loan Risk. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. Senior Loans generally hold one of the most senior positions in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans are usually rated below investment grade or may be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities (as described below), although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. If, however, a Borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all.

                      Senior Loans are structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from a Senior Loan. In addition, the market value of Senior Loans may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. Many Senior Loans have a minimum base rate, or floor (typically, a "LIBOR floor"), which will be used if the actual base rate is below the minimum base rate. To the extent the Fund invests in such Senior Loans, the Fund may not benefit from higher coupon payments during periods of increasing interest rates as it otherwise would from investments in Senior Loans without any floors until rates rise to levels above the LIBOR floors. As a result, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund's Borrowings have floating dividend or interest rates, its costs of leverage will increase as rates increase. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions to be made by the Fund.

                      The Fund will typically invest in Senior Loans rated below investment grade, which are commonly referred to as "junk" or "high yield" securities and considered speculative because of the credit risk of their issuers. Such issuers are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior

                      Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. See "Risks--Credit and Below Investment Grade Securities Risk."

                      Senior Loans are generally not registered with the Securities and Exchange Commission (the "SEC") or state securities commissions, and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets. Therefore, the Fund will be particularly dependent on the analytical abilities of the Advisor. In general, the secondary trading market for certain Senior Loans, particularly smaller Senior Loan facilities, is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

                      Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund's NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's NAV.

                      Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of the Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Loans that are under-collateralized involve a greater risk of loss.

                      Some Senior Loans are subject to the risk that a court, pursuant to equitable subordination or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. See "Risks--Lender Liability Risk."

                      If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans on their balance sheets that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

                      The Fund may acquire Senior Loans through assignments or participations. The Fund will primarily acquire Senior Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of a participation typically succeeds to all the rights and obligations of the participating institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the participating institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, in certain circumstances the Fund may not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation. See "Risks--Loan Participation Risk."

                      When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning Lender and becomes a Lender under the loan agreement with the same rights and obligations as the assigning Lender. Assignments are arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

                      The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have become increasingly available. The Fund may utilize these instruments and similar instruments that may be available in the future. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. See "Risks--Derivative and Other Transactions Risk."

                      Senior Loan Agent Risk. A financial institution's employment as an Agent under a Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

                      Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the Borrower's obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the Borrower generally have greater price volatility than those loans with a higher priority and may be less liquid. However, second lien loans often pay interest at higher rates than first lien loans reflecting such additional risks.

                      Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower's capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than first lien loans, since cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to higher priority secured obligations of the Borrower. Second lien loans also share the same risks of other below investment grade debt instruments (which are commonly referred to as "junk" or "high yield" securities). See "Risks--Credit and Below Investment Grade Securities Risk."

                      Subordinated Loans and Other Subordinated Debt Instruments Risk. Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund's interests as a debt investor.

                      Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

                      Other Risks Associated with Loans. Many Senior Loans, second lien loans and other loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's NAV. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the Fund is particularly dependent on the analytical abilities of the Advisor with respect to investments in such loans. The Advisor's judgment about the credit quality of a Borrower may be wrong. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund's NAV to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. During periods of limited supply and liquidity of loans, the Fund's yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund's NAV.

                      Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

                      In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of the borrower, a court may elect to subordinate the claim of the offending lender to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because affiliates of, or persons related to, the Advisor may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

                      Credit and Below Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Below investment grade securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. Below investment grade instruments are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market, which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

                      Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

                      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

                      Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

                      Interest Rate Risk. Generally, when market interest rates rise, debt security prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund's income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund's value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. The

                      Federal Reserve recently raised the federal funds rate, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down debt security prices.

                      Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Share's market price, NAV and/or your overall returns. As a result, the Fund's income and distributions may decline over the term of the Fund.

                      Fixed-Income Securities Risk. The Fund may invest in fixed-income securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed-income securities are also subject to certain risks, including:

                        o Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services.

                        o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

                        o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

                        o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

                      Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

                      Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. See "Risks--Emerging Markets Risk."

                      Emerging Markets Risk. The Fund may invest in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and
                      (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                      Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common Shareholders including:

                        o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                        o the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                        o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                        o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

                      In addition, while the Fund is using leverage, the amount of fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor on the one hand and the Common Shareholders of the Fund on the other.

                      There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed by the Advisor to outweigh any current reduced return.

                      Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                      U.S. Government Securities Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from high-yield corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Securities issued or guaranteed by U.S. federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), Small Business Administration and Federal Housing Administration, are backed by the "full faith and credit" of the U.S. federal government and guaranteed against default. Securities issued by government sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks, are solely the obligation of their issuer and generally do not carry any guarantee by the federal government. As such, securities issued by GSEs are subject to the credit and default risk of the issuer.

                      Defaulted and Distressed Securities Risk. The Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings but later become so. Moreover, the Fund may invest to a limited extent in securities rated "CCC+" or "Caa1" or lower, or unrated but judged by the Advisor to be of comparable quality. Some or many of these low-rated securities, although not in default, may be "distressed," meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

                      The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment on defaulted or distressed securities. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the defaulted or distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to defaulted or distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of defaulted or distressed securities, the Fund may be restricted from disposing of such securities.

                      Common Stock and Warrants Risk. The Fund may hold common stocks and warrants to purchase common stocks. Common stocks and warrants have a subordinate claim on a Borrower's assets as compared with Senior Loans. Common stock and warrant prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock and warrant prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially. The common stocks and warrants to purchase common stocks of smaller companies are more sensitive to these changes than those of larger companies.

                      Other Investment Companies Risk. The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies including open-end funds, closed-end funds and exchange-traded funds. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities, which would magnify the Fund's leverage risk. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. An exchange-traded fund that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An exchange-traded fund also incurs certain expenses not incurred by its applicable index. The market value of shares of exchange-traded funds and closed-end funds may differ from their NAV.

                      Derivative and Other Transactions Risk. Under normal market conditions, the use of derivative and other transactions by the Fund other than for hedging purposes, as measured by the total notional amount of such transactions, will not exceed 20% of the Fund's Managed Assets. The Fund also may engage in derivative and other transactions for hedging purposes.

                      The Fund's derivative and other transactions have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative and other transactions. Certain of the derivative and other transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative and other transactions depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative and other transactions to generate income, for hedging, for interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Advisor elects not to use derivative and other transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative and other transactions are not otherwise available to the Fund for investment purposes. The Fund is also subject to counterparty risk under its derivative transactions. See "Risks--Counterparty Risk."

                      With respect to some or all of its derivative positions, if any, the Fund may segregate or earmark an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or earmark liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

                      Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into directly by the Fund. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                      Total Return Swaps Risk. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, derivatives or indices, during the specified period in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). The Fund anticipates that, under its total return swaps, if any, it will pay the counterparty a regular, set payment at an agreed rate of return and, in return, will receive a payment which is equal to the performance of the underlying assets. Total return swaps are subject to the risk that a counterparty will default on its payment obligations. See "Risks--Counterparty Risk." In the event that the performance of the relevant assets is less than the agreed rate, the Fund will be required to make further payments to the total return swap counterparty in respect of such shortfalls. The Fund will not be able to replicate exactly the performance of the relevant underlying assets because the total return generated by the Fund's investment in a total return swap will be reduced by certain costs and expenses. See "Risks--Derivative and Other Transactions Risk" for further discussion of the risks associated with total return swaps.

                      Total return swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. See "Risks--Leverage Risk."

                      Credit Default Swaps Risk. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap effectively creates leverage and subjects the Fund to the risks described under "Risks--Leverage Risk." The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act. Asset segregation affects the regulatory treatment but does not diminish the effective leverage in such instruments. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risk, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. See "Risks--Derivative and Other Transactions Risk" and "Risks--Counterparty Risk" for further discussion of the risks associated with credit default swaps.

                      Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

                      New Types of Securities Risk. From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

                      Liquidity and Volatility Risk. Although vastly improved when compared to the depths of the recent financial crisis, the markets for credit instruments, including Senior Loans and fixed-income securities, could from time to time experience periods of extreme illiquidity and volatility. There can be no assurance that conditions such as those prevalent during the credit crisis will not occur in the future. During this period, liquidity in the Senior Loan and corporate fixed-income securities market (the ability to buy and sell securities readily) was significantly reduced. General market uncertainty and consequent repricing risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities, including Senior Loans, corporate fixed-income securities and asset-backed securities. In addition, several major dealers of corporate fixed-income securities exited the market via acquisition or bankruptcy during this period. These conditions resulted in, and in certain cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain debt securities remaining illiquid and of uncertain value. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Fund's Common Shares. These market conditions may make valuation of some of the Fund's Senior Loan and other securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market.

                      During periods of extreme illiquidity and volatility in the credit markets, issuers of Senior Loans or fixed-income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of Senior Loans, to finance their operations, may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Deterioration of current market conditions could adversely impact the Fund's portfolio and may limit the effectiveness of existing market models. See "Risks--Government Intervention in Financial Markets Risk."

                      Recent Market Circumstances. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act") and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as "Basel III"), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

                      Since 2010, the risks of investing in foreign securities have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

                      Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union ("EU"), creating economic and political uncertainty in its wake. The country's departure from the EU (known as "Brexit") sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

                      As a consequence of the United Kingdom's vote to withdraw from the EU, the government of the United Kingdom may, pursuant to the Treaty of Lisbon (the "Treaty"), give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom's withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

                      The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

                      Market Disruption and Geopolitical Risk. Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on world economies and markets generally, each of which may negatively impact the Fund's investments. See "Risks--Market Disruption and Geopolitical Risk."

                      Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See "Net Asset Value." Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

                      Illiquid/Restricted Securities Risk. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                      Potential Conflicts of Interest Risk. The Advisor and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, the Advisor advises other investment funds or accounts with the same or substantially similar investment objective(s) and strategies as the Fund. As a result, the Advisor and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                      The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor or its affiliates may provide more services to some types of funds and accounts than others.

                      There is no guarantee that the policies and procedures adopted by the Advisor and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Advisor may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" in the SAI.

                      In addition, while the Fund is using leverage, the amount of fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor on the one hand and the Common Shareholders of the Fund on the other.

                      Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

                      Temporary Defensive Strategies Risk. When the Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

                      Secondary Market for the Fund's Common Shares. The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                            SUMMARY OF FUND EXPENSES

   The purpose of the table and the example below is to help Common Shareholders understand all fees and expenses that they will bear directly or indirectly. Expenses borne by the Fund are borne, indirectly, by Common Shareholders. The expenses shown in the table are based on estimated amounts for the current fiscal year.

   The table assumes that the Fund issues 22,500,000 Common Shares and utilizes leverage in the form of a bank loan facility in an amount equal to 30% of the Fund's Managed Assets (after its utilization). The table shows Fund expenses as a percentage of $221,175,000 in net assets attributable to Common Shares. The "Other expenses" shown in the table are based on estimated amounts for the current fiscal year. The Fund's actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues less than 22,500,000 Common Shares.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load paid by Common Shareholders
        (as a percentage of offering price) ...................................    1.50%
     Offering expenses borne by Common Shareholders
        (as a percentage of offering price)....................................    0.20%(1)(2)
     Dividend reinvestment plan fees...........................................     None(3)

                                                                       PERCENTAGE OF NET ASSETS
                                                                     ATTRIBUTABLE TO COMMON SHARES
                                                                   (ASSUMES BORROWINGS ARE USED)(4)
                                                                   ================================
ANNUAL EXPENSES
     Management fees...........................................................    1.22%
     Interest on borrowed funds(5) ............................................    0.56%
     Other expenses............................................................    0.25%
                                                                                   -----
               Total annual expenses...........................................    2.03%
                                                                                   =====

   (1) The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.02 per Common Share) of the Fund's aggregate offering price. Assuming the Fund issues 22,500,000 Common Shares ($225,000,000), the Fund's offering costs are estimated to be $450,000. The Fund, and therefore Common Shareholders, would bear up to $450,000, or approximately $0.02 per Common Share of such estimated expenses, and the Advisor would not bear any such expenses.

   (2) The Advisor (and not the Fund) will pay $0.025 per Common Share to the Underwriters and separately will pay certain qualifying Underwriters syndication, structuring and other fees. See "Underwriters--Additional Compensation to be Paid by the Advisor."

   (3) Common Shareholders will pay brokerage charges if they direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders, to sell their Common Shares held in a dividend reinvestment account.

   (4) The net assets attributable to Common Shares is calculated by deducting the assumed amount of leverage to be used by the Fund from Managed Assets.

   (5) Interest on borrowed funds is based upon the assumed borrowing of $95,000,000 at an annual interest rate of 1.315%. This amount reflects the assumption that there will not be any additional fees payable by the Fund under the assumed Borrowings.

EXAMPLE

   Investors would pay the following expenses on a $1,000 investment, assuming
(i) a 5% annual return; (ii) a sales load of $15 and estimated offering expenses of $2; (iii) the Fund issues 22,500,000 Common Shares; (iv) total annual expenses of 2.03% of net assets attributable to Common Shares in years 1 through 5; and (v) reinvestment of all dividends and distributions at NAV.


           1 YEAR                    3 YEARS                  5 YEARS
           ------                    -------                  -------
             $37                       $80                     $124

      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

                                    THE FUND

   First Trust Senior Floating Rate 2022 Target Term Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized on October 14, 2016, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630) 765-8000. Investment in the Fund involves certain risks and special considerations. See "Risks."

                                USE OF PROCEEDS

   The net proceeds of the offering of the common shares of beneficial interest
of the Fund (the "Common Shares") will be approximately $      ($       if the
Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.02 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within 45 to 60 days after completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

   The Fund's investment objectives are to seek a high level of current income and to return $9.85 per Common Share of the Fund (the original net asset value ("NAV") per Common Share before deducting offering costs of $0.02 per Common Share ("Original NAV")) to holders of Common Shares ("Common Shareholders") on or about February 1, 2022 (the "Termination Date"). THE OBJECTIVE TO RETURN THE FUND'S ORIGINAL NAV IS NOT AN EXPRESS OR IMPLIED GUARANTEE OBLIGATION OF THE FUND, THE ADVISOR (AS DEFINED BELOW) OR ANY OTHER ENTITY. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund's overall credit performance, on the one hand, and its objective of returning the Original NAV on or about the Termination Date on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund's investment strategies will be successful.

   Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, the Fund's policy of investing at least 80% of its Managed Assets (as defined below) in senior, secured floating rate loans ("Senior Loans") may only be changed by the Board of Trustees of the Fund (the "Board of Trustees") following the provision of 60 days' prior written notice to Common Shareholders. The Fund's investment objectives and certain investment restrictions specifically identified as such in the Statement of Additional Information (the "SAI") are considered fundamental and may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares of beneficial interest of the Fund ("Preferred Shares"), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

INVESTMENT POLICIES AND STRATEGIES

   Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in Senior Loans of any maturity. Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities in emerging market countries (collectively, "Borrowers"). Senior Loans are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a risk premium.

   Senior Loans generally are negotiated between a Borrower and several financial institution lenders ("Lenders") represented by one or more Lenders acting as agent of all the Lenders ("Agent"). The Agent is responsible for negotiating the loan agreement (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. See "Risks--Senior Loan Agent Risk." The Fund may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. The Fund's investments in Senior Loans will primarily consist of assignments. Investments in participations are expected to represent a minor portion of the Fund's portfolio. An assignment involves the sale of a loan by an existing Lender to the Fund and a participation involves the sale of a beneficial interest in a loan by the Lender to the Fund. In an assignment, the Fund becomes a lender of record and a party to the underlying loan agreement; whereas, in a participation, the Fund purchases only an economic interest in the loan and does not become a party to the underlying loan agreement.

   The Fund will generally acquire Senior Loans of Borrowers that, among other things, First Trust Advisors L.P. (the "Advisor") believes can make timely payments on their Senior Loans and that satisfy other credit standards established by the Advisor. Senior Loans generally have one of the most senior positions in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. All of the Fund's Senior Loan investments will be secured and will have a first lien priority on collateral of the Borrower. See "Risks--Senior Loan Risk."

   As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders. In seeking to return Original NAV to investors on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income and possibly retaining gains. The Advisor believes that investing in Senior Loans should limit fluctuations in the Fund's NAV caused by changes in interest rates. See "--Investment Philosophy and Process."

   Senior Loans are typically rated below investment grade. The Fund's investments in below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Under normal market conditions, no more than 15% of the Fund's Managed Assets may be invested in securities rated "CCC+" or lower by Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business ("S&P"), or Fitch Ratings, a part of the Fitch Group ("Fitch"), or "Caa1" or lower by Moody's Investor Services, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Advisor to be of comparable credit quality. For purposes of determining whether a security is rated "CCC+/Caa1" or its equivalent, the highest available rating will be used. See "Risks--Credit and Below Investment Grade Securities Risk."

   The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to Senior Loans. These instruments, if used, will be considered an investment in Senior Loans for purposes of the Fund's investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in Senior Loans. The Fund anticipates that total return swaps and credit default swaps, including loan credit default swaps, will be the primary type of credit derivative used to gain such exposure to Senior Loans as part of its investment strategy. See "Risks--Total Return Swaps Risk" and "Risks--Credit Default Swaps Risk." The Fund's use of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund's Managed Assets. If the exposure to the underlying instrument of a derivative position of the Fund is negated or offset by another derivative position of the Fund providing exposure to the same underlying instrument, the Fund will include only the net amount of the exposure for purposes of calculating the foregoing limitation. In addition, the Fund may, but is not required to, use various derivative transactions to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund's investment objectives, policies and applicable regulatory requirements. See "--Investment Practices--Derivative and Other Transactions."

   The Fund may invest up to 20% of its Managed Assets in (1) loan interests that have a lower than first lien priority on collateral or that are not secured by any specific collateral of the Borrower, (2) other income producing securities (including, without limitation, U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities), (3) warrants and equity securities, including common stock and preferred stock, issued by a Borrower or its affiliates, and (4) investment companies. See "--Portfolio Composition." See also "Risks--Subordinated Loans and Other Subordinated Debt Instruments Risk" and "Risks--Other Risks Associated with Loans." Below investment grade corporate debt securities are commonly referred to as "junk" or "high yield" securities. See "Risks--Credit and Below Investment Grade Securities Risk."

   The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, other than (i) such securities which it already owns that, at the time of initial investment, were not in default or involved in bankruptcy or insolvency proceedings, and (ii) debtor-in-possession loans. See "Risks--Defaulted and Distressed Securities Risk."

   The Fund will not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.

   During temporary defensive periods, the period in which the net proceeds of the offering of Common Shares are first being invested or the period in which the Fund is approaching its Termination Date, including when its assets are being liquidated in anticipation of its termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

   Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

   "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings or commercial paper or notes issued by the
Fund), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares would not be treated as a liability.

INVESTMENT PHILOSOPHY AND PROCESS

   The investment philosophy for the Advisor's Leveraged Finance Investment Team is based on the belief that deep fundamental credit analysis performed by a highly experienced credit team, within a risk managed framework, will generate higher absolute and risk-adjusted returns in Senior Loan and high yield bond strategies. The team's core framework is designed around capturing yield and seeking to avoid loss. This investment philosophy is expressed by the team through an investment process that combines rigorous bottom-up fundamental credit analysis and disciplined portfolio construction. Risk management is a critical component of the entire process and is embedded in both the fundamental credit analysis and portfolio construction.

   Fundamental credit analysis involves the evaluation of industry trends, management quality, asset value assessment and the consistency of cash flows, among other things. The investment process favors companies that produce relatively stable cash flows through an economic cycle, companies that have an appropriate level of assets backing the debt and companies that have management teams with a sound track record of managing businesses with leveraged balance sheets and a commitment to deleveraging.

   The Advisor's key considerations of portfolio construction include relative value assessment, portfolio diversification, issuer liquidity and continuous monitoring. Each approved investment opportunity is evaluated relative to other opportunities available in the market. This relative value assessment helps ensure the portfolio is positioned in the credits that offer the best return relative to risk. Portfolio diversification is a key component of the portfolio construction process and an important factor in risk management. The investment process seeks to have a properly diversified portfolio across individual issuers and industries. The Advisor's Leveraged Finance Investment Team believes concentrated issuer or industry positions typically lead to outsized risk and, therefore, the investment team seeks to construct well diversified portfolios. The potential liquidity of each investment opportunity is analyzed prior to purchase. Through fundamental credit analysis, the Advisor's Leveraged Finance Investment Team can position the Fund's portfolio in Senior Loans that the Advisor believes provide the most attractive opportunities in the market.

   Fundamental credit analysis involves:

      o EVALUATION OF INDUSTRY TRENDS: The Advisor tends to favor industries that are either stable or growing. Moreover, the Advisor intends to invest in Borrowers that it believes have strong positions within a given industry.

      o MANAGEMENT QUALITY: The investment process favors companies that have management teams with a sound track record of managing businesses with leveraged balance sheets and a commitment to deleveraging. The Advisor believes strong management teams are typically able to navigate more challenging business conditions or economic environments in a nimble fashion. Additionally, the industry analyst will often speak with management teams in order to fully understand management's strategy and goals regarding the capital structure.

      o ASSET VALUE: The investment process evaluates the enterprise value, the collateral backing the investment opportunity and the priority of claims on that collateral within the entire capital structure. Importantly, the enterprise value and collateral value are assessed not only in a benign credit environment when valuations are highest, but assuming the company or collateral will be monetized in a recession when valuations are typically at their lowest. The entire capital structure is analyzed to determine the level of liabilities that may have a claim on the collateral ahead of the debt that is under review. The investment process favors companies that have strong collateral value so that a positive outcome may be achieved even in a situation when cash flows deteriorate.

      o CONSISTENCY OF CASH FLOWS: The investment process favors companies that produce relatively stable cash flows through an economic cycle. The Advisor's Leveraged Finance Investment Team believes highly cyclical companies or capital intensive industries face a high hurdle. A company's cash flow is stressed to determine how resilient the company would be in a downside case.

   The Advisor's key considerations of portfolio construction include:

      o RELATIVE VALUE: The relative value assessment is an ongoing process, as market prices change and the Advisor's credit outlooks change over time. While analysts are focused on individual industries, the portfolio managers of the Fund aggregate this information and make decisions across the entire portfolio, so as to continually seek to own the best relative value opportunities in the market. The industry analyst will assign an internal rating to the asset being analyzed. The internal rating has two components, a credit rating and a relative value rating. The internal ratings system assists in the fundamental risk assessment by standardizing the risk level of credits across issuers and industries. Credits are scored from 1 through 6, with 1 the strongest fundamental business profile and 6 the weakest fundamental business profile.

      o DIVERSIFICATION: This is a key risk control for any portfolio managed by the Advisor's Leveraged Finance Investment Team. The portfolio managers seek to ensure the Fund is properly diversified across industries and issuers.

      o LIQUIDITY: Within the Senior Loan and high yield bond markets, there can be significant differences in the level of secondary market liquidity between individual loans and bonds. The portfolio managers, in conjunction with the traders, will assess the liquidity of an issue prior to purchase to ensure the appropriate liquidity is maintained in the Fund.

FIVE-YEAR TERM AND FINAL DISTRIBUTION

   The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days' prior written notice to shareholders, the Fund's term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund's term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Fund's term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund's assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund's remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. The Fund's term may be extended for any length of time as may be approved by the Fund's shareholders.

   ALTHOUGH THE FUND HAS AN INVESTMENT OBJECTIVE OF RETURNING ORIGINAL NAV TO COMMON SHAREHOLDERS ON OR ABOUT THE TERMINATION DATE, THE FUND MAY NOT BE SUCCESSFUL IN ACHIEVING THIS OBJECTIVE. THE RETURN OF ORIGINAL NAV IS NOT AN EXPRESS OR IMPLIED GUARANTEE OBLIGATION OF THE FUND. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Advisor, any affiliate of the Advisor or any other entity.

   The Fund's ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques that the Fund intends to utilize in seeking to achieve this objective, which includes potentially setting aside and retaining in its net assets (and therefore its NAV) a portion of its net investment income and possibly all or a portion of its gains. This would reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which would reduce the overall amounts that the Fund would have otherwise been able to distribute. See "Risks--Tax Risks." Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date.

   As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders. The Advisor believes that, if the Fund were to limit its investments in Senior Loans to those with maturity dates on or near the Termination Date, the investment universe would be disproportionately filled with stressed and distressed loans and, hence, loans with lower credit quality than investments suitable to meet the investment objectives of the Fund.

   The Fund's final distribution to Common Shareholders will be based upon the Fund's NAV on the Termination Date, and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive more or less in such final distribution than the amount of their original investment. It is likely that some portion of the income earned by the Fund throughout its life that would otherwise have customarily been paid as a monthly income distribution will be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund's assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), or to the extent accrued but unpaid interest on the liquidated Senior Loans will be made following such distribution, subsequent to that distribution, the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets and from payment of such accrued interest. The Fund expects that the total of such liquidating distributions, including any additional subsequent distributions, will equal the Fund's NAV on the Termination Date, but the actual total may be more or less than that NAV, depending on the ultimate results of those post-Termination Date asset liquidations.

   The Fund's NAV on the Termination Date will depend upon a variety of factors, including the all-in, after tax performance of the Fund's portfolio over the life of the Fund and the amounts of income or gains retained by the Fund that otherwise would have been paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on such retained amounts. As a result, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less, than the Original NAV.

   Interest rates, including yields on below investment grade securities (which are commonly referred to as "junk" or "high yield" securities), tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. To the extent the average effective maturity of the Fund's portfolio shortens as the Fund approaches its Termination Date, shareholders should expect that the average portfolio yield will also fall during such period. Consequently, the Fund's dividend rate may need to be reduced over time as the yield on portfolio securities declines as they are sold and either not replaced or replaced by lower-yielding securities; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Fund may be retained by the Fund as a means of pursuing its objective of paying the Original NAV to investors on or about the Termination Date. See "Risks--Five-Year Term Risk."

PORTFOLIO COMPOSITION

   The Fund's portfolio will be composed principally of the following investments. Additional description of the Fund's investment policies and restrictions and additional information about the Fund's portfolio investments are contained in the SAI. See "Additional Information About the Fund's Investments and Investment Risks" and "Other Investment Policies and Techniques" in the SAI.

   Senior Loans. The Fund will invest at least 80% of its Managed Assets in Senior Loans. The Advisor believes Senior Loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities. The Senior Loans in which the Fund may invest primarily consist of direct obligations of a Borrower and may include debtor-in-possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund may invest in a Senior Loan by acquiring in the secondary market participations in or assignments of a Senior Loan. The Fund's investments in Senior Loans will primarily consist of assignments (which may be referred to as novations outside the United States). Investments in participations are expected to represent a minor portion of the Fund's portfolio. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. Senior Loans offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the Borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the Borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in Senior Loans are not regulated by federal securities laws or the Securities and Exchange Commission (the "SEC").

   Senior Loans may be rated in the lower rating categories of the established rating services (such as "Ba1" or lower by Moody's or "BB+" or lower by S&P or Fitch), or may be unrated investments determined to be of comparable quality by the Advisor. As in the case of other high-yield investments, such Senior Loans can be expected to provide higher yields than lower yielding, higher rated fixed-income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Senior Loans and high-yield bonds. Senior Loan obligations are secured by pledges of liens and security interests in the assets of the Borrower, and the holders of Senior Loans are frequently the beneficiaries of debt service subordination provisions imposed on the Borrower's bondholders. These arrangements are designed to give Senior Loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the Borrowers of the Senior Loans will repay principal and/or pay interest in full. Senior Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 to 90 days but generally not more than one year, in the case of the LIBOR. Consequently, the value of Senior Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain Senior Loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns. See "Risks--Senior Loan Risk."

   Below Investment Grade Securities. The Fund will invest in securities that are rated below investment grade at the time of purchase. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

   If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders.

   Because the risk of default is higher for below investment grade securities than investment grade securities, the Advisor's research and credit analysis will be an especially important part of managing securities of this type. The Advisor will attempt to identify those issuers of below investment grade securities whose financial condition the Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer. See "Risks--Credit and Below Investment Grade Securities Risk."

   Debtor-in-Possession Loans. The Fund may invest in debtor-in-possession ("DIP") loans issued by a debtor that has filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP loans are typically working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with immediate cash and ongoing working capital necessary to fund the debtor's Chapter 11 case through confirmation of a plan or asset sale. DIP loans are approved by the bankruptcy court and are entitled to super priority over all administrative expenses incurred during the bankruptcy and all other claims. Typically, DIP loans are secured by a priming lien with priority over pre-bankruptcy secured debt, a second lien on any encumbered property, and/or a first-priority lien on all of the debtor's unencumbered assets. Consequently, DIP loans generally must be repaid before other claims in a bankruptcy case. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor's capital structure, their super-priority claim status, and because their terms will have been approved by a bankruptcy court order, the debtor's reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender's collateral might be insufficient to repay the DIP loan.

   Corporate Bonds. Corporate bonds, also known as corporate debt securities or fixed-income securities, are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a corporate bond is unsecured, it is known as a debenture. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the holder of the bonds. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. See "Risks--Fixed-Income Securities Risk."

   Foreign Securities. Foreign securities in which the Fund may invest under normal market circumstances include securities issued or guaranteed by companies organized under the laws of countries other than the U.S. (including emerging markets). Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter ("OTC") capital markets. See "Risks--Non-U.S. Securities Risk."

   Derivatives. The Fund may use a variety of derivative instruments for investment purposes or for hedging or risk management purposes. Under normal market conditions, the use of derivative and other transactions by the Fund other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund's Managed Assets. The Fund also may engage in derivative and other transactions for hedging purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indexes. The use of any particular derivative or other transactions will depend on market conditions. In addition to the derivative and other transactions described below in this section that the Fund anticipates may be used for investment purposes, additional derivative and other transactions that the Fund may use are described under "--Investment Practices--Derivative and Other Transactions" and in the SAI under "Other Investment Policies and Techniques--Derivative and Other Transactions." The Fund's use of derivative and other transactions involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other investments. See "Risks--Derivative and Other Transactions Risk."

   Total Return Swaps. The Fund anticipates that the primary credit derivatives it may use, if at all, will include total return swap transactions. The Fund may, for example, enter into total return swap agreements on certain loan indices, such as the Markit iBoxx USD Leveraged Loan Index, to gain exposure to Senior Loans. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, derivatives or indices, during the specified period in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). The Fund may utilize total return swaps as a component of "synthetic" investments. A "synthetic" investment is comprised of two components that, when combined, replicate or emulate the economic exposure of a third investment. The Fund may use the combination of a total return swap and cash equivalents to replicate or emulate exposure to Senior Loans. The cash equivalent market value effectively represents the "principal" portion of such "synthetic" Senior Loan exposure, and the total return swap market value (not notional value) represents the "interest" and/or "return" portion of such Senior Loan exposure. When combined, these two components provide the investment profile of a direct investment in Senior Loans. See "Risks--Leverage Risk" and "Risks--Total Return Swaps Risk."

   Credit Default Swaps. The Fund may engage in credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recovered nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the Fund would receive a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate or earmark assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Whether or not there is a segregation of assets, the sale of a credit default swap effectively creates leverage and subjects the Fund to risks such as those described under "Risks--Leverage Risk" and "Risks--Credit Default Swap Risk."

   Government Debt Securities. The Fund may invest in government debt securities of U.S. issuers. These securities will be U.S. dollar-denominated and include debt obligations issued or guaranteed by U.S., state, municipal or other governments with taxing authority or by their agencies or instrumentalities. Government debt securities include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers. See "Risks--U.S. Government Securities Risk."

   Common Stocks and Warrants. The Fund may hold common stocks and warrants to purchase common stock. Common stock represents an equity ownership interest in a corporation or similar entity, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company. See "Risks--Common Stock and Warrants Risk."

   Illiquid and Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the standard of the SEC applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Examples of investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board of Trustees, a committee appointed by the Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash, including in connection with the Fund's termination, and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

   The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. See "Risks--Illiquid/Restricted Securities Risk."

   Investment Companies. The Fund may invest in securities of other open- and closed-end investment companies, including affiliated registered investment companies to the extent permitted by the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's investment advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the merits of such investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to stockholders will fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. See "Risks--Other Investment Companies Risk."

   Other Securities. New financial products continue to be developed, and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, the period in which the Fund's assets are being liquidated in anticipation of the Fund's termination or during periods in which the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. The Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques--Portfolio Composition."

INVESTMENT PRACTICES

   Derivative and Other Transactions. The Fund may, but is not required to, use various derivative and other transactions to seek to: (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management, including to take on additional credit risk and obtain exposure to Senior Loans;
(iii) mitigate other risks, including, without limitation, interest rate and credit risks; and/or (iv) earn income. Derivative and other transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Advisor seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Advisor will engage in any of these practices or that these practices will achieve the desired result. The Fund's derivative transactions are expected to include credit derivatives. See "Risks--Derivative and Other Transactions Risk"

   Credit derivatives may be used to hedge credit positions or take on additional credit risk. Credit derivatives entered into by the Fund to take on additional credit risk and obtain exposure to Senior Loans will be considered an investment in Senior Loans for purposes of the Fund's investment policy that it invest, under normal market conditions, at least 80% of its Managed Assets in Senior Loans. The Fund anticipates that total return swaps and credit default swaps, including loan credit default swaps, will primarily be the type of credit derivative used to gain such exposure to Senior Loans as part of its investment strategy.

   The Fund may use total return swap agreements on certain loan indices, such as the Markit iBoxx USD Leveraged Loan Index, and loan index credit default swaps, single name loan credit default swaps, bond index credit default swaps, or single name bond credit default swaps in order to achieve the desired hedge or long credit position. For example, the Fund may sell a loan credit default swap in order to gain exposure to a loan credit. See "Risks--Total Return Swaps Risk" and "Risks--Credit Default Swaps Risk."

   In addition to the derivatives described above that the Fund anticipates it will primarily use, if at all, the Fund also may use various other derivatives. See "Other Investment Policies and Techniques--Derivative and Other Transactions" in the SAI for further information on such derivative transactions and their risks. The Fund generally seeks to use derivative and other transactions as a portfolio management or hedging technique to enhance potential gain, seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities.

   Derivative and other transactions have risks including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund which create the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative and other transactions. Certain of the derivative and other transactions in which the Fund may invest may, in certain circumstances, give rise to a form of portfolio leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk." Furthermore, the ability to successfully use derivative and other transactions depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative and other transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Advisor elects not to use derivative and other transactions which result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative and other transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivative and Other Transactions Risk" in this prospectus and "Other Investment Policies and Techniques--Derivative and Other Transactions" in the SAI for further information on derivative and other transactions and their risks.

                                USE OF LEVERAGE

   The Fund currently intends to use leverage to seek to achieve its investment objectives. The Fund also may use leverage for other purposes such as hedging or to meet cash requirements. However, the Fund will not use any leverage that would result in the Fund becoming a taxable mortgage pool.

   Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes (collectively, "Borrowings") in an amount up to 33-1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund's total assets (including the proceeds from leverage). This is known as "structural leverage." The Fund anticipates that, under normal market conditions, it will employ leverage through Borrowings from banks and other financial institutions in the form of a revolving credit facility representing approximately 30% of the Fund's Managed Assets. The Fund does not currently anticipate that it will issue Preferred Shares.

   The Fund is also permitted to employ portfolio leverage through the use of other portfolio techniques that have the economic effect of leverage, including through the use of certain derivative transactions. See "The Fund's Investments--Investment Practices--Derivative and Other Transactions." The transactions through which the Fund will achieve portfolio leverage will not be considered Borrowings for purposes of the 1940 Act so long as the Fund has covered its commitments with respect to such transactions by segregating or earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations. "Effective leverage" is the combination of the amount of structural leverage plus the amount of portfolio leverage. The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 50% of the Fund's Managed Assets.

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The terms of such Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act as described below. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

   As noted above, under the requirements of the 1940 Act, the Fund, immediately after any Borrowing, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Also, under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will be senior to those of the Common Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

   Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. Any senior securities issued by the Fund (whether in the form of Borrowings or Preferred Shares) will have seniority over the Common Shares and, therefore, have complete priority upon distribution of assets over the Common Shares. The issuance of such leverage instruments would leverage the Common Shares. Although the timing and other terms of the offering of leverage instruments and the terms of the leverage instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they may pay dividends based on short-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. Under current conditions, it is unlikely that the Fund will issue Preferred Shares. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage instruments utilized by the Fund, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   The use of leverage involves special considerations. Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on leverage, including Borrowings and debt, or in the dividend rates on any Preferred Shares, may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. The fees paid to the Advisor will be calculated on the basis of the Managed Assets, including Borrowings for leverage and the proceeds of the issuance of Preferred Shares, if any. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not utilize a leveraged capital structure. See "Risks--Leverage Risk" and "Risks--Potential Conflicts of Interest Risk."

EFFECTS OF LEVERAGE

   Assuming that the leverage through Borrowings will represent approximately 30% of the Fund's Managed Assets and pay interest at an annual rate of 1.315%, the return generated by the Fund's portfolio (net of estimated expenses) must exceed 0.40% in order to cover the interest payments specifically related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further reflects the issuance of leverage through Borrowings representing 30% of the Fund's Managed Assets, and the Fund's currently projected annual interest on its leverage of 1.315%.

  Assumed Portfolio Total Return (Net of Expenses)....         (10)%      (5)%       0%         5%        10%

  Common Share Total Return...........................        -14.86%    -7.71%    -0.56%      6.58%    13.73%

   Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

                                     RISKS

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

NO OPERATING HISTORY

   The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

INVESTMENT AND MARKET RISK

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. An investment in the Common Shares should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

MARKET DISCOUNT FROM NET ASSET VALUE RISK

   Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether or when the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

MANAGEMENT RISK AND RELIANCE ON KEY PERSONNEL

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

FIVE-YEAR TERM RISK

   Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Advisor or any other entity.

   The Fund's ability to return Original NAV to Common Shareholders on or about the Termination Date will depend in part on market conditions, the presence or absence of defaulted or distressed securities in the Fund's portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, and various portfolio and cash flow management techniques. See "--Defaulted and Distressed Securities Risk." The Fund may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to Common Shareholders upon termination. This would reduce the amounts otherwise available for distribution prior to the liquidation of the Fund and the Fund may incur taxes on any such retained amount. As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders.

   The Fund's final distribution to shareholders will be based upon the Fund's NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive less in such final distribution than their original investment. Rather than reinvesting any proceeds from the sale or redemption of its securities, the Fund may distribute such proceeds in one or more distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund, and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to shareholders on or about the Termination Date may be significantly less than Original NAV.

   Because the Fund will invest in below investment grade securities (which are commonly referred to as "junk" or "high yield" securities), it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Fund's ability to return Original NAV to Common Shareholders on or about the Termination Date. See "--Credit and Below Investment Grade Securities Risk" below.

TAX RISKS

   The Fund intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund's overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund's income would be subject to a double level of U.S. federal income tax. The Fund's income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. Although the Fund currently intends to distribute sufficient amounts to qualify for treatment as a RIC, it generally will be subject to U.S. federal excise taxes and U.S. federal corporate income taxes to the extent it sets aside and retains in its net assets (and therefore its NAV) a portion of its net investment income in pursuit of its objective of returning Original NAV. See "Federal Tax Matters."

EARNINGS RISK

   The Fund's limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund's ability to maintain its dividend.

SENIOR LOAN RISK

   Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. Senior Loans generally hold one of the most senior positions in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans are usually rated below investment grade or may be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities (as described below), although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. If, however, a Borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all.

   Senior Loans are structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from a Senior Loan. In addition, the market value of Senior Loans may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. Many Senior Loans have a minimum base rate, or floor (typically, a "LIBOR floor"), which will be used if the actual base rate is below the minimum base rate. To the extent the Fund invests in such Senior Loans, the Fund may not benefit from higher coupon payments during periods of increasing interest rates as it otherwise would from investments in Senior Loans without any floors until rates rise to levels above the LIBOR floors. As a result, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund's Borrowings or Preferred Shares, if any, have floating dividend or interest rates, its costs of leverage will increase as rates increase. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions to be made by the Fund.

   The Fund will typically invest in Senior Loans rated below investment grade, which are commonly referred to as "junk" or "high yield" securities and considered speculative because of the credit risk of their issuers. Such issuers are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. See "--Credit and Below Investment Grade Securities Risk."

   Senior Loans are generally not registered with the SEC or state securities commissions, and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets. Therefore, the Fund will be particularly dependent on the analytical abilities of the Advisor. In general, the secondary trading market for certain Senior Loans, particularly smaller Senior Loan facilities, is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

   Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund's NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's NAV.

   Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of the Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Loans that are under-collateralized involve a greater risk of loss.

   Some Senior Loans are subject to the risk that a court, pursuant to equitable subordination or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. See "--Lender Liability Risk."

   If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans on their balance sheets that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

   The Fund may acquire Senior Loans through assignments or participations. The Fund will primarily acquire Senior Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of a participation typically succeeds to all the rights and obligations of the participating institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the participating institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, in certain circumstances the Fund may not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation. See "--Loan Participation Risk."

   When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning Lender and becomes a Lender under the loan agreement with the same rights and obligations as the assigning Lender. Assignments are arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

   The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have become increasingly available. The Fund may utilize these instruments and similar instruments that may be available in the future. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. See "--Derivative and Other Transactions Risk."

SENIOR LOAN AGENT RISK

   A financial institution's employment as an Agent under a Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

SECOND LIEN LOAN RISK

   A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the Borrower's obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the Borrower generally have greater price volatility than those loans with a higher priority and may be less liquid. However, second lien loans often pay interest at higher rates than first lien loans reflecting such additional risks.

   Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower's capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than first lien loans, since cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to higher priority secured obligations of the Borrower. Second lien loans also share the same risks of other below investment grade debt instruments (which are commonly referred to as "junk" or "high yield" securities). See "--Credit and Below Investment Grade Securities Risk."

SUBORDINATED LOANS AND OTHER SUBORDINATED DEBT INSTRUMENTS RISK

   Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund's interests as a debt investor.

LOAN PARTICIPATION RISK

   The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

OTHER RISKS ASSOCIATED WITH LOANS

   Many Senior Loans, second lien loans and other loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's NAV. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the Fund is particularly dependent on the analytical abilities of the Advisor with respect to investments in such loans. The Advisor's judgment about the credit quality of a Borrower may be wrong. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund's NAV to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. During periods of limited supply and liquidity of loans, the Fund's yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund's NAV.

LENDER LIABILITY RISK

   A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

   In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of the borrower, a court may elect to subordinate the claim of the offending lender to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because affiliates of, or persons related to, the Advisor may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK

   Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Below investment grade securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. Below investment grade instruments are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market, which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

   Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

   Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

   The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

CREDIT RATING AGENCY RISK

   Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

UNRATED SECURITIES RISK

   The Fund may purchase securities that are not rated by any rating organization. The Advisor may, after assessing such securities' credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Advisor's credit analysis than would be the case when the Fund invests in rated securities.

INTEREST RATE RISK

   Generally, when market interest rates rise, debt security prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund's income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund's value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down debt security prices.

REINVESTMENT RISK

   Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Share's market price, NAV and/or your overall returns. As a result, the Fund's income and distributions may decline over the term of the Fund.

FIXED-INCOME SECURITIES RISK

   The Fund may invest in fixed-income securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed-income securities are also subject to certain risks, including:

   o Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services.

   o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short- term investments rather than investing in higher yielding long-term securities.

   o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

   o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK

   Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity

NON-U.S. SECURITIES RISK

   The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. See "--Emerging Markets Risk."

EMERGING MARKETS RISK

   The Fund may invest in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

LEVERAGE RISK

   Any senior securities issued by the Fund (whether in the form of Borrowings or Preferred Shares) will have seniority over the Common Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

   There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Fund's Common Shareholders of maintaining the leveraged position are believed by the Advisor to outweigh any current reduced return.

   The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See "Use of Leverage" below.

   The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   In addition, while the Fund is using leverage, the amount of fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor on the one hand and the Common Shareholders of the Fund on the other.

PREFERRED STOCK RISK

   Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

U.S. GOVERNMENT SECURITIES RISK

   U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from high-yield corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Securities issued or guaranteed by U.S. federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), Small Business Administration and Federal Housing Administration, are backed by the "full faith and credit" of the U.S. federal government and guaranteed against default. Securities issued by government sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie
Mae) and the Federal Home Loan Banks, are solely the obligation of their issuer and generally do not carry any guarantee by the federal government. As such, securities issued by GSEs are subject to the credit and default risk of the issuer.

DEFAULTED AND DISTRESSED SECURITIES RISK

   The Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings but later become so. Moreover, the Fund may invest to a limited extent in securities rated "CCC+" or "Caa1" or lower, or unrated but judged by the Advisor to be of comparable quality. Some or many of these low-rated securities, although not in default, may be "distressed," meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

   The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment on defaulted or distressed securities. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the defaulted or distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to defaulted or distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of defaulted or distressed securities, the Fund may be restricted from disposing of such securities.

COMMON STOCK AND WARRANTS RISK

   The Fund may hold common stocks and warrants to purchase common stocks. Common stocks and warrants have a subordinate claim on a Borrower's assets as compared with Senior Loans. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock or warrant held by the Fund. In addition, the prices of common stocks and warrants are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks and warrants to which the Fund has exposure. Common stock and warrant prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock and warrant prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks and warrants in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks and warrants of smaller companies are more sensitive to these changes than those of larger companies. Common stock and warrant risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund changes.

OTHER INVESTMENT COMPANIES RISK

   The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies including open-end funds, closed-end funds and exchange-traded funds. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities, which would magnify the Fund's leverage risk. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. An exchange-traded fund that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An exchange-traded fund also incurs certain expenses not incurred by its applicable index. The market value of shares of exchange-traded funds and closed-end funds may differ from their NAV.

DERIVATIVE AND OTHER TRANSACTIONS RISK

   Under normal market conditions, the use of derivative and other transactions by the Fund other than for hedging purposes, as measured by the total notional amount of such transactions, will not exceed 20% of the Fund's Managed Assets. The Fund also may engage in derivative and other transactions for hedging purposes.

   The Fund's derivative and other transactions have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative and other transactions. Certain of the derivative and other transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative and other transactions depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative and other transactions to generate income, for hedging, for interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Advisor elects not to use derivative and other transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative and other transactions will not otherwise be available to the Fund for investment purposes.

   With respect to some or all of its derivative positions, if any, the Fund may segregate or earmark an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or earmark liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

   The Fund may purchase credit derivative instruments to hedge the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

   The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, the implementation of the Dodd-Frank Act has impacted the availability, liquidity and cost of derivative and other transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative and other transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative and other transactions or making them less effective. For instance, the Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. The SEC has also proposed new rules on the use of derivatives by registered investment companies. Such rules, if adopted, could significantly affect the nature and extent of derivative and other transactions used by the Fund. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund.

   The Advisor has claimed an exclusion from the definition of commodity pool operator with respect to the Fund. In the event that the Fund's investments in derivative and other transactions regulated under the Commodity Exchange Act, including swaps, exceed a certain threshold, the Advisor will be required to register as a commodity pool operator and/or commodity trading advisor with the Commodity Futures Trading Commission (the "CFTC"). In the event the Advisor is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund.

COUNTERPARTY RISK

   The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into directly by the Fund. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

   The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions. In a cleared derivative transaction, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative contract and each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. In effect, the clearing organization guarantees a party's performance under the contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund's clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. As a result, for uncleared OTC derivative transactions, there is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. This risk is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

TOTAL RETURN SWAPS RISK

   Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, derivatives or indices, during the specified period in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). The Fund anticipates that, under its total return swaps, if any, it will pay the counterparty a regular, set payment at an agreed rate of return and, in return, will receive a payment which is equal to the performance of the underlying assets. Total return swaps are subject to the risk that a counterparty will default on its payment obligations. See "--Counterparty Risk." In the event that the performance of the relevant assets is less than the agreed rate, the Fund will be required to make further payments to the total return swap counterparty in respect of such shortfalls. The Fund will not be able to replicate exactly the performance of the relevant underlying assets because the total return generated by the Fund's investment in a total return swap will be reduced by certain costs and expenses. See "--Derivative and Other Transactions Risk" for further discussion of the risks associated with total return swaps.

   Total return swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. See "--Leverage Risk."

CREDIT DEFAULT SWAPS RISK

   The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap effectively creates leverage and subjects the Fund to the risks described under "--Leverage Risk." The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to


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the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act. Asset segregation affects the regulatory treatment but does not diminish the effective leverage in such instruments. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risk, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. See "--Derivative and Other Transactions Risk" and "--Counterparty Risk" for further discussion of the risks associated with credit default swaps.

INFLATION/DEFLATION RISK

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

NEW TYPES OF SECURITIES RISK

   From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

LIQUIDITY AND VOLATILITY RISK

   Although vastly improved when compared to the depths of the recent financial crisis, the markets for credit instruments, including Senior Loans and fixed-income securities, could from time to time experience periods of extreme illiquidity and volatility. There can be no assurance that conditions such as those prevalent during the credit crisis will not occur in the future. During this period, liquidity in the Senior Loan and corporate fixed-income securities market (the ability to buy and sell securities readily) was significantly reduced. General market uncertainty and consequent repricing risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities, including Senior Loans, corporate fixed-income securities and asset-backed securities. In addition, several major dealers of corporate fixed-income securities exited the market via acquisition or bankruptcy during this period. These conditions resulted in, and in certain cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain debt securities remaining illiquid and of uncertain value. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Fund's Common Shares. These market conditions may make valuation of some of the Fund's Senior Loan and other securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market.

   During periods of extreme illiquidity and volatility in the credit markets, issuers of Senior Loans or fixed-income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of Senior Loans, to finance their operations, may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Deterioration of current market conditions could adversely impact the Fund's portfolio and may limit the effectiveness of existing market models. See "--Government Intervention in Financial Markets Risk."

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK

   The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.

   Congress has enacted sweeping financial legislation, the Dodd-Frank Act, which addresses, among other areas, the operation of financial institutions. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. For example, the Dodd-Frank Act established more stringent capital standards for banks and bank holding companies and has resulted or will result in new regulations affecting the lending, funding, trading and investment activities of banks and bank holding companies, which may affect the ability of banks to originate or sell Senior Loans and provide secondary market liquidity for Senior Loans. The Dodd-Frank Act also seeks to reform the asset-backed securitization market, including the collateralized loan obligation ("CLO") market, by requiring the retention by banking entities of a portion of the credit risk inherent in the pool of securitized assets and by imposing on such entities additional registration and disclosure requirements. These requirements may affect the ability of banking entities to issue new CLOs, which could further affect trading levels and liquidity of Senior Loans, as CLOs make up a substantial portion of Senior Loan market demand.

   The continued implementation of the Dodd-Frank Act could also adversely affect the Advisor and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor's and the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

RECENT MARKET CIRCUMSTANCES

   The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as "Basel III"), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

   Since 2010, the risks of investing in foreign securities have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

   Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union ("EU"), creating economic and political uncertainty in its wake. The country's departure from the EU (known as "Brexit") sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

   As a consequence of the United Kingdom's vote to withdraw from the EU, the government of the United Kingdom may, pursuant to the Treaty of Lisbon (the "Treaty"), give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom's withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

   The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

MARKET DISRUPTION AND GEOPOLITICAL RISK

   The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community--through economic sanctions and otherwise--to Russia's recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

VALUATION RISK

   When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See "Net Asset Value." Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

ILLIQUID/RESTRICTED SECURITIES RISK

   The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

CYBERSECURITY RISK

   Technology, such as the internet, has become more prevalent in the course of business, and, as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through "hacking" or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

POTENTIAL CONFLICTS OF INTEREST RISK

   The Advisor and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, the Advisor advises other investment funds or accounts with the same or substantially similar investment objective(s) and strategies as the Fund. As a result, the Advisor and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor or its affiliates may provide more services to some types of funds and accounts than others.

   There is no guarantee that the policies and procedures adopted by the Advisor and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Advisor may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" in the SAI.

   In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor on the one hand and the Common Shareholders of the Fund on the other.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

TEMPORARY DEFENSIVE STRATEGIES RISK
   When the Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

   The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   General oversight of the duties performed by the Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $95 billion in assets which it managed or supervised as of October 31, 2016.

   First Trust Advisors L.P. is responsible for the day-to-day management of the Fund's portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Advisers Act. First Trust Advisors L.P. is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

   William Housey, CFA, Senior Portfolio Manager, and Scott Fries, CFA, Co-Portfolio Manager, will be responsible for implementing portfolio management decisions for the Fund.

   WILLIAM HOUSEY, CFA
   SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

   William Housey, CFA, joined First Trust Advisors in June 2010 as Senior Portfolio Manager for the Leveraged Finance Investment Team and has 20 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago. Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

   SCOTT D. FRIES, CFA
   SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

   Scott Fries, CFA, joined First Trust Advisors in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has 22 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc. where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a B.A. in International Business from Illinois Wesleyan University and an M.B.A. in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

   For additional information about First Trust Advisors L.P., including a description of the services provided and additional information about the Fund's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Investment Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 0.85% of Managed Assets.

   In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

   The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.20% (or $0.02 per Common Share) of the Fund's aggregate offering price.

   Because the fee paid to the Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees will be higher (and the Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 30% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.22% of net assets attributable to Common Shares.

   A discussion regarding the basis for approval by the Board of Trustees of the Fund's investment management agreement with the Advisor will be available in the Fund's Annual Report to Shareholders for the period ended May 31, 2017.

                                NET ASSET VALUE

   The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any Borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

   The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

   The Senior Loans in which the Fund may invest are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market-makers exist. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete.

   Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans held by the Fund than for other types of assets held by the Fund. For further information, see "Risks--Liquidity and Volatility Risk" and "Risks--Senior Loan Risk."

   Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan (which is the case for most, if not all, unlisted investments) or such valuation is deemed unreliable, the Fund may value such Senior Loan at a fair value as determined in good faith under procedures established by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

   Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

      o  the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o  the type, size and cost of the security;

      o  the financial statements of the issuer;

      o the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      o  the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o  the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

      o  other relevant factors.

   Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

                                 DISTRIBUTIONS

   The Fund intends to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually. The Fund's initial monthly distribution is expected to be declared approximately 30 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have their monthly distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan" below.

   For the purpose of pursuing its investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may retain a portion of its net investment income beginning with its initial distribution and continuing until the final liquidating distribution. The Fund also may retain a portion of its gains. The extent to which the Fund retains income or gains, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund's below investment grade portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund's term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund's NAV on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, due in part to an increase in investments in higher rated but potentially lower-yielding instruments as the Fund approaches its termination, will likely result in successive reductions in distributions over the five-year term of the Fund. The timing and amounts of these reductions cannot be predicted.

   The Fund currently intends to distribute, at least annually, realized capital gains (if any). However, for the purpose of pursuing its investment objective of returning Original NAV, the Fund may also elect in the future to retain rather than distribute all or a portion of any net capital gains (which is the excess of long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal corporate income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a U.S. federal income tax credit for the tax deemed paid on their behalf by the Fund.

   While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund's distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund's distribution rate, the reduction of the Fund's monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset even though the Fund's NAV would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

   The Fund will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a RIC for U.S. federal income tax purposes.

   The retention of a portion of its net investment income will result in the Fund paying U.S. federal excise tax and possibly U.S. federal corporate income tax at a much higher corporate income tax rate. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of excise tax a certainty and would increase the likelihood that the Fund would need to pay corporate income tax. See "Risks--Tax Risks" and "Federal Tax Matters." The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See "Dividend Reinvestment Plan."

   The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distribution at any time upon notice to Common Shareholders.

                           DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

   (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date;

   (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a book entry statement for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your shares.

   The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions will not affect a Common Shareholder's tax liability on those dividends and distributions. See "Federal Tax Matters."

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                             DESCRIPTION OF SHARES

COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

   It is anticipated that the Common Shares will be approved for listing on the NYSE, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "FIV." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.20% (or $0.02 per Common Share) of the Fund's aggregate offering price.

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 331/3% of the Fund's Managed Assets immediately after the leverage is issued. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). However, under current conditions it is unlikely that the Fund will issue Preferred Shares. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

                    CERTAIN PROVISIONS IN THE DECLARATION OF
                               TRUST AND BY-LAWS

   The Fund is organized under Massachusetts law as an entity commonly referred to as a Massachusetts business trust. Under Massachusetts law, shareholders of a business trust could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of Trustees.

   Except for those provisions of the Declaration of Trust relating to the term of the Fund, as further described below, the Declaration of Trust generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, except as described below, the Declaration of Trust gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides, except as provided below relating to the term provisions of the Declaration, that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

   Unless earlier terminated by action of the Trustees, the Declaration of Trust provides that the Fund will terminate on or about February 1, 2022, when the Trustees shall proceed to wind up the affairs of the Fund in accordance with the Declaration of Trust. The term of the Fund may be extended beyond February 1, 2022 for a period of up to six months by action of the Trustees, upon provision of at least sixty (60) days prior notice to affected shareholders, without a vote of the shareholders of the Fund, or the term of the Fund may be extended for any longer period by a two-thirds (2/3) vote of the shareholders; provided, however that such vote shall be by Majority Shareholder Vote (as defined below) if the extension has previously been approved by the affirmative vote of two-thirds (2/3) of the Trustees. Further, in the event that a merger or consolidation of the Fund with any corporation, association, trust or other organization or the sale, lease or exchange of all or substantially all of the Fund's assets would result in the shareholders of the Fund or any class thereof becoming a shareholder of another entity with a term and/or termination provisions inconsistent in any material respect with the aforementioned provisions, such transaction shall require approval by a two-thirds (2/3) vote of the shareholders; provided, however that such vote shall be by Majority Shareholder Vote (as defined below) if the transaction has previously been approved by the affirmative vote of two-thirds (2/3) of the Trustees. In addition, following the effectiveness of a registration statement under the 1933 Act, with respect to the public offering of any shares of the Fund, these provisions of the Declaration of Trust relating to its term may not be amended except by two-thirds (2/3) vote of the shareholders, provided however that such vote shall be by Majority Shareholder Vote if the amendment has previously been approved by the affirmative vote of two-thirds (2/3) of the Trustees.

   Generally, the Declaration of Trust requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end management investment company, if required pursuant to the provisions of the 1940 Act, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act and the Declaration of Trust), or (4) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class; provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

   As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision,
(2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of the Fund and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund for any action or failure to act, errors of judgment or mistakes of fact or law or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration of Trust, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See "Certain Provisions in the Declaration of Trust" in the SAI for additional information, including a description of the provisions regarding shareholder derivative actions.

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                        AND CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

   Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares or Borrowings outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Advisor does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

                              FEDERAL TAX MATTERS

   This section summarizes some of the general federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not provided an opinion with respect to, the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   You should seek advice based on your individual circumstances from your own tax advisor.

   Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company," commonly known as a "RIC," under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes on the portion of its investment company taxable income and net recognized capital gain that it distributes to shareholders.

   For federal income tax purposes, you are treated as the owner of Common Shares and not of the assets held by the Fund. Taxability issues are taken into account at the Fund level. Your federal income tax treatment from the Fund is based on the distributions paid by the Fund.

   Distributions. Fund distributions will generally be taxable. After the end of each year, you will receive a tax statement that separates the Fund's distributions into ordinary dividends, capital gains dividends and returns of capital. Income reported is generally net of expenses (but see "Deductibility of Fund Expenses," below). Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Income from the Fund may also be subject to a 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Deemed Distributions. The Fund currently intends to distribute, at least annually, realized capital gains. However, the Fund may elect to retain capital gains and provide a notice to Common Shareholders within 60 days of the taxable year that the Common Shareholders of record as of the end of the Fund's taxable year will be required to include their attributable share of the retained gain in their income for the year as long-term capital gain. Common Shareholders required to include such retained gain in their income will be entitled to a credit or a refund for the tax deemed paid on their behalf by the Fund and will increase their basis in their Common Shares in an amount equal to the excess of their share of the retained gains included in their income over the taxes deemed paid on their behalf by the Fund.

   Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be designated by the Fund as being eligible for the 70% dividends received deduction.

   If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20%.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

   Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. If the Fund is not publicly traded or held by fewer than 500 persons, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Also, certain individuals may also be subject to a phase out of the deductibility of itemized deductions based upon their income.

   Foreign Tax Credit. If at least 50% of the value of the total assets of the Fund (at the close of the taxable year) is represented by foreign securities or at least 50% of the value of the total assets of the Fund (at the close of each quarter of the taxable year) is represented by interests in other RICs, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

   You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Common Shares.

   Investments in Certain Foreign Corporations. The Fund may invest a portion of its portfolio in Senior Loans of non-U.S. borrowers. Because of the nature of Senior Loans, there is an increased risk that a portion of the Senior Loans may be recharacterized as equity for U.S. federal income tax purposes. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   FATCA Withholding. Under the Foreign Account Tax Compliance Act ("FATCA"), distributions may be subject to a U.S. withholding tax of 30% in the case of distributions or payments to certain non-U.S. financial institutions that do not comply (or be deemed compliant) with extensive requirements to collect and disclose certain information to the U.S. Treasury regarding U.S.-owned foreign investment accounts. Certain capital gain distributions, return of capital distributions and proceeds arising from dispositions of Common Shares by such persons may be subject to such withholding after December 31, 2018.

   Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITERS

   Under the terms and subject to the conditions stated in an underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives (the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

                                                                    NUMBER OF
    UNDERWRITER                                                   COMMON SHARES
    -----------                                                   -------------
    Morgan Stanley & Co. LLC....................................
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated....................................
    UBS Securities LLC..........................................
    Wells Fargo Securities, LLC.................................
    Oppenheimer & Co. Inc.......................................
    Ameriprise Financial Services, Inc..........................
    RBC Capital Markets, LLC....................................
    Stifel, Nicolaus & Company, Incorporated....................
    BB&T Capital Markets, a division of BB&T Securities, LLC....
    Aegis Capital Corp..........................................
    D.A. Davidson & Co..........................................
    Henley & Company LLC........................................
    Hilltop Securities Inc......................................
    J.J.B. Hilliard, W.L. Lyons, LLC............................
    Janney Montgomery Scott LLC.................................
    Ladenburg Thalmann & Co. Inc................................
    Maxim Group LLC.............................................
    National Securities Corporation.............................
    Pershing LLC................................................
    Wedbush Securities Inc......................................
    Wunderlich Securities, Inc..................................
                                                                  --------------
    Total ......................................................
                                                                  ==============

   The Underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

   The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a
concession not in excess of $        per Common Share under the public offering
price. The underwriting discounts and commissions (sales load) of $0.15 per Common Share are equal to 1.50% of the public offering price. Investors must pay for any Common Shares purchased on or before , 2016.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Common Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

   The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load), estimated offering costs and proceeds, after expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase up to an additional Common Shares.

                                                                               TOTAL
                                                                    ----------------------------
                                                      PER SHARE     NO EXERCISE    FULL EXERCISE
                                                      ---------     -----------    -------------
  Public offering price..........................      $10.00         $             $
  Sales load.....................................       $0.15         $             $
  Estimated offering costs.......................       $0.02         $             $
  Proceeds, after expenses, to the Fund..........       $9.83         $             $

   Offering costs paid by the Fund (other than the sales load) will not exceed $0.02 per Common Share sold by the Fund in this offering. If the offering costs referred to in the preceding sentence exceed this amount, the Advisor will pay the excess. See "Summary of Fund Expenses."

   The fees to certain Underwriters described below under "--Additional Compensation to be Paid by the Advisor" are not reimbursable to the Advisor by the Fund, and are therefore not reflected in expenses payable by the Fund.

   The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of Common Shares offered by them.

   In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   It is expected that the Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the symbol "FIV."

   The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

      o offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

      o file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

      o enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

   The restrictions described in the immediately preceding paragraph do not apply to:

      o  the sale of Common Shares to the Underwriters; or

      o  any Common Shares issued pursuant to the Plan.

   The Representatives, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

   In order to facilitate the offering of Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open-market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. These activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

   The Fund, the Advisor and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

   A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

   Prior to this offering, there has been no public market for the Common Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, the Advisor and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

   Prior to the public offering of Common Shares, First Trust Portfolios L.P., an affiliate of the Advisor ("FTP"), purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore owned 100% of the outstanding Common Shares. FTP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

   The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as Underwriters and, subject to certain restrictions, may act as such brokers while they act as Underwriters.

   The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, its affiliates and the Advisor and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

   No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares, where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

   The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of UBS Securities LLC is 1285 Avenue of the Americas, New York, New York 10019. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202.

ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISOR

   The Advisor (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC, from its own assets, an upfront structuring and syndication fee in the amount of
$       for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) marketing issues with respect to the Fund's investment policies and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the Common Shares, (iii) securing participants in the Fund's initial public offering, (iv) preparation of marketing and diligence materials for Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication
fee paid to Morgan Stanley & Co. LLC will not exceed       % of the total public
offering price of the Common Shares. These services provided by Morgan Stanley & Co. LLC to the Advisor are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

   The Advisor (and not the Fund) has agreed to pay to each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount
of $   , $   and $   , respectively. If the over-allotment option is not
exercised, the upfront structuring fee paid to each of Merrill Lynch, Pierce,

Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC
will not exceed   %,   % and   %, respectively, of the total public offering
price of the Common Shares. These services provided by these Underwriters to the Advisor are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

   The Advisor (and not the Fund) has agreed to pay to each of Oppenheimer & Co. Inc., Ameriprise Financial Services, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and BB&T Capital Markets, a division of BB&T Securities, LLC, from its own assets, an upfront fee for services related to the
sale and distribution of the Common Shares in the amount of $     , $     ,
$     , $     and $     , respectively. If the over-allotment option is not
exercised, the upfront fee paid to each of Oppenheimer & Co. Inc., Ameriprise Financial Services, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and BB&T Capital Markets, a division of BB&T Securities, LLC, will
not exceed     %,     %,    %,    % and    %, respectively, of the total public
offering price of the Common Shares. These services provided by these Underwriters to the Advisor are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

   The amount of these structuring, syndication and other fees are calculated based on the total respective sales of Common Shares by the Underwriter receiving the fees, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

   The Advisor may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering. The total amounts of these payments to any such qualifying Underwriter will not exceed 0.50% of the total price of the Common Shares sold by that Underwriter in this offering.

   In addition, the Advisor (and not the Fund) has agreed to pay the Underwriters, from its own assets, additional compensation of $0.025 per Common Share sold in this offering, which amount will not exceed 0.25% of the total public offering price of the Common Shares.

   Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $0.15 per share is equal to 1.50% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $30,000 in the aggregate,
which amount will not exceed        % of the total public offering price of the
Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication, structuring and other fee payments to the Underwriters, will not exceed 9.0% of the total public offering price of the Common Shares.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an administration and accounting services agreement, BNY Mellon Investment Servicing (US) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay BNY Mellon Investment Servicing (US) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.05% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Weil, Gotshal & Manges LLP, New York, New York, advised the Underwriters in connection with the offering of the Common Shares. Chapman and Cutler LLP and Weil, Gotshal & Manges LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION



                                                                            PAGE
Investment Objectives.....................................................   1
Investment Restrictions...................................................   1
Investment Policies and Techniques........................................   3
Additional Information About the Fund's Investments
   and Investment Risks...................................................   6
Other Investment Policies and Techniques..................................  11
Management of the Fund....................................................  27
Investment Advisor........................................................  37
Proxy Voting Policies and Procedures......................................  42
Portfolio Transactions and Brokerage......................................  43
Description of Shares.....................................................  45
Repurchase of Fund Shares; Conversion to Open-End Fund....................  47
Certain Provisions in the Declaration of Trust............................  49
Federal Tax Matters.......................................................  51
Independent Registered Public Accounting Firm.............................  60
Custodian, Administrator, Fund Accountant and Transfer Agent..............  61
Additional Information....................................................  61
Report of Independent Registered Public Accounting Firm...................  62
Statement of Assets and Liabilities.......................................  63
Appendix A-Ratings of Investments......................................... A-1
Appendix B-ISS Proxy Voting Guidelines.................................... B-1

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                                       70

                     This page is intentionally left blank.

================================================================================


                                             SHARES

             FIRST TRUST SENIOR FLOATING RATE 2022 TARGET TERM FUND


                                 COMMON SHARES
                                $10.00 PER SHARE


                               ------------------
                                   PROSPECTUS

                                           , 2016
                               ------------------


                                MORGAN STANLEY
                              BOFA MERRILL LYNCH
                              UBS INVESTMENT BANK
                            WELLS FARGO SECURITIES
                               OPPENHEIMER & CO.
                      AMERIPRISE FINANCIAL SERVICES, INC.
                              RBC CAPITAL MARKETS
                                    STIFEL
                             BB&T CAPITAL MARKETS
                              AEGIS CAPITAL CORP.
                              D.A. DAVIDSON & CO.
                             HENLEY & COMPANY LLC
                               HILLTOPSECURITIES
                       J.J.B. HILLIARD, W.L. LYONS, LLC
                            JANNEY MONTGOMERY SCOTT
                              LADENBURG THALMANN
                                MAXIM GROUP LLC
                        NATIONAL SECURITIES CORPORATION
                                 PERSHING LLC
                            WEDBUSH SECURITIES INC.
                                  WUNDERLICH


   Until              , 2017 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED DECEMBER 20, 2016

             FIRST TRUST SENIOR FLOATING RATE 2022 TARGET TERM FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Senior Floating Rate 2022 Target Term Fund (the "Fund") was organized on October 14, 2016 as a Massachusetts business trust pursuant to a Declaration of Trust. The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

      This Statement of Additional Information relating to the common shares of beneficial interest in the Fund (the "Common Shares") is not a prospectus, but
should be read in conjunction with the Fund's Prospectus dated            , 2016
(the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated                  , 2016.

                               TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVES..........................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS.......6

OTHER INVESTMENT POLICIES AND TECHNIQUES......................................11

MANAGEMENT OF THE FUND........................................................27

INVESTMENT ADVISOR............................................................37

PROXY VOTING POLICIES AND PROCEDURES..........................................42

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................43

DESCRIPTION OF SHARES.........................................................45

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND........................47

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST................................49

FEDERAL TAX MATTERS...........................................................51

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................60

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT..................61

ADDITIONAL INFORMATION........................................................61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................62

STATEMENT OF ASSETS AND LIABILITIES...........................................63


APPENDIX A -- RATINGS OF INVESTMENTS.........................................A-1

APPENDIX B -- ISS PROXY VOTING GUIDELINES....................................B-1

                             INVESTMENT OBJECTIVES

      Investment Objectives. The Fund's investment objectives are to seek a high level of current income and return $9.85 per Common Share (the original net asset value ("NAV") per Common Share before deducting offering costs of $0.02 per Common Share (the "Original NAV")) to holders of Common Shares (the "Common Shareholders") on or about February 1, 2022 (the "Termination Date"). THE OBJECTIVE TO RETURN THE FUND'S ORIGINAL NAV IS NOT AN EXPRESS OR IMPLIED GUARANTEE OBLIGATION OF THE FUND, THE ADVISOR (AS DEFINED BELOW) OR ANY OTHER ENTITY. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund's overall credit performance, on the one hand, and its objective of returning the Original NAV on or about the Termination Date on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline. There can be no assurance that the Fund's investment objectives will be achieved.

      Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in senior, secured floating rate loans ("Senior Loans") of any maturity. As it nears the Termination Date, the Fund may invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to Common Shareholders. In seeking to return Original NAV to investors on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income and possibly retaining gains. Through the implementation of its overall strategy, the Fund also will seek to align the portfolio value during the wind-up period (the period preceding the Termination Date) with the Original NAV.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

            1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

            2. Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

            3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

            4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

            5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

            6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

            7. Concentrate (invest 25% or more of the Fund's total assets) the Fund's investments in any particular industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.

      The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its total assets (including the amount borrowed) less all liabilities other than borrowings. For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Use of Leverage" in the Fund's Prospectus.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares of beneficial interest in the Fund ("Preferred Shares"), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class. Under the 1940 Act, a "majority of the outstanding voting securities" means (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

NON-FUNDAMENTAL INVESTMENT POLICIES

      In addition to the foregoing investment policies and those disclosed in the Fund's Prospectus, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Fund (the "Board of Trustees"). The Fund may not:

            1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

            2. Purchase securities of listed companies for the purpose of exercising control.

      The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

PORTFOLIO COMPOSITION

      Short-Term Debt Securities; Temporary Investments and Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, periods in which the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other Borrowings are being invested, periods in which the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, or the period in which the Fund is approaching its Termination Date, including when its assets are being liquidated in anticipation of its termination, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

      Cash and cash equivalents are defined to include, without limitation, the following:

            1. Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

            2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

            3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market rates. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements for temporary or defensive purposes only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes, issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper for temporary or defensive purposes will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

            5. Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            7. The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

SENIOR LOANS

      Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities from emerging market countries, (collectively, "Borrowers"). Senior Loans generally hold one of the most senior positions in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a risk premium. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. Since June 2012, certain financial institutions have been fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including the Senior Loans in which the Fund invests. Any future similar developments could, in turn, positively or negatively impact the value of such securities owned by the Fund.

      Senior Loans generally are negotiated between a Borrower and several financial institution lenders ("Lenders") represented by one or more Lenders acting as agent of all the Lenders ("Agent"). The Agent is responsible for negotiating the loan agreement (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Fund may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. The Fund's investments in Senior Loans will primarily consist of assignments. Investments in participations are expected to represent a minor portion of the Fund's portfolio.

      The Fund will generally acquire Senior Loans of Borrowers that, among other things, First Trust Advisors L.P. (the "Advisor") believes can make timely payments on their Senior Loans and that satisfy other credit standards established by the Advisor. Senior Loans generally have one of the most senior positions in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. All of the Fund's Senior Loan investments will be secured and will have a first lien priority on collateral of the Borrower.

      Senior Loans are typically rated below-investment grade. Below-investment grade securities are commonly referred to as "junk" or "high-yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below-investment grade securities are rated below "BBB-" by S&P or Fitch, below "Baa3" by Moody's or comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. See Appendix A to this Statement of Additional Information for a description of Moody's, S&P's and Fitch's ratings.

OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of investment companies to the extent permissible under the 1940 Act and the rules and regulations thereunder. The 1940 Act generally imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemptive rules or exemption granted under the 1940 Act. The Fund may invest in common shares of money market funds.

      As a shareholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisor will take expenses into account when evaluating the merits of an investment in an investment company relative to available alternative opportunities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus. The NAV and market value of leveraged shares will be more volatile and the yield will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.

ILLIQUID/RESTRICTED SECURITIES

      The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities, which refers to securities that have not been registered under the Securities

Act of 1933, as amended (the "Securities Act"), and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

      Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them, thereby resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions (as described below). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be dispositive of the liquidity of such investments. The Advisor, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid.

      Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

OTHER INVESTMENTS

      Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

      Certificates of Deposit. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

      Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

      Zero Coupon Securities and Payment-In-Kind Securities. The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash. Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

      Collateralized Loan Obligations. A CLO generally holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations such as Senior Loans. CLOs are created to reapportion the risk and return characteristics of a portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of underlying assets and issues debt securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an independent investment manager.

      The cash flows on the underlying obligations will primarily determine the payments to holders of debt securities issued by CLOs. CLO debt securities typically have floating interest rates. CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several tranches of the debt securities issued by the CLO. The rated tranches of CLOs are generally assigned credit ratings by one or more NRSROs. Residual tranches are the most junior tranches and do not receive ratings.

      CLO debt securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO debt securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO's portfolio will generally determine the interest payments on CLO debt securities. Payments to holders of tranched CLO debt securities are made in sequential order of priority.

      CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. Below-investment grade tranches of CLO debt securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

      The transaction documents relating to the issuance of CLO debt securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO debt securities. In addition, other parties involved in CLOs, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO debt securities. Furthermore, CLO debt securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

      Payments to holders of CLO debt securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO debt securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer of the related CLO debt securities to pay such deficiency will be extinguished.

      The market value of CLO debt securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO debt securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE AND OTHER TRANSACTIONS

      The Fund may, but is not required to, enter into various transactions to seek to (i) reduce interest rate risks arising from the use of leverage by the Fund, (ii) to facilitate portfolio management, including to take on additional credit risk and obtain exposure to Senior Loans; (iii) mitigate other risks, including, without limitation, interest rate, currency and credit risks and equity security price risk; and/or (iv) earn income. Certain of these transactions involve derivative instruments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may use any or all of these instruments at any time, and the use of any particular derivative transaction may depend on market conditions. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. Subject to the restrictions set forth in the Fund's Prospectus, the Fund may engage in the types of derivative instruments described below. The Fund also may engage in derivative instruments that combine features of these instruments and other similar transactions which may be developed in the future to the extent the Advisor determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements.

      Transactions involving derivative instruments generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. The transfer of risk may be complete or partial, and may be for the life of the related asset or for a shorter period. Such transactions may provide the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.

      The Fund may seek to use derivatives and other transactions as a portfolio management or hedging technique to generate income, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Certain transactions may provide investment leverage to the Fund's portfolio. See "Use of Leverage" in the Fund's Prospectus. Market conditions will determine whether and in what circumstances the Fund would employ any of these techniques. The Fund will incur brokerage and other costs in connection with such transactions. No assurance can be given that these practices will achieve the desired result. The successful utilization of such transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

      Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. Derivative instruments may be used to hedge against price movements in one or more particular securities positions that the Fund owns or acquires. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities.

      The Fund may enter into derivative instruments and other transactions to seek to preserve a return on a particular investment or portion of its portfolio and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar weighted average duration of the Fund's portfolio. The Fund also may engage in such transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. The Fund will not enter into futures contracts which are prohibited under the Commodity Exchange Act and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commodities merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      In entering into futures contracts, the Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      While futures contracts on securities will usually be liquidated through offsetting transactions prior to the settlement date, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing organization associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Some futures contracts are settled by physical delivery of the underlying financial instrument. For example, at the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs. Other futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      Margin Requirements for Futures Contracts and Associated Risks. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Risks Associated with Futures Contracts. While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Some futures contracts may become illiquid under adverse market conditions. In addition, the value of a position in security futures contracts could be affected if trading is halted in either the futures contract or the underlying security. In certain circumstances such as during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract, which may make the instrument temporarily illiquid and difficult to price and, thus, expose the Fund to a potential loss. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      As further discussed in this Statement of Additional Information, transactions in futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

      Equity Swaps and Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities or interest or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities, including notes, or Preferred Shares issued by the Fund for leverage purposes. The Fund uses these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

      In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

      In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of an obligation to make fixed rate payments for an obligation to make floating rate payments). For example, the Fund may seek to shorten the effective interest rate determination period of a Senior Loan in its portfolio with an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. This would enable the Fund to offset a decline in the value of the Senior Loan due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund may also engage in interest rate collars, which is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      In circumstances in which the Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

      Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of interest the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Advisor's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above may benefit the Fund, if the Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Typically, the parties with which the Fund will enter into equity and interest rate transactions will be broker-dealers and other financial institutions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's right as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps.

      Credit Derivatives. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be attained through the use of derivatives and through credit default swap transactions and credit linked securities, as discussed below.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      Structured Notes and Related Instruments. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index thereof, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced Senior Loan or basket of Senior Loans could result in a relatively large loss in the value of a structured note. In addition to the derivatives risks set forth herein, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

      Special Purpose Vehicles ("SPVs"). SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as passthrough conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement and prepayment risk.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions, if any, will likely be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Asset Coverage and Asset Segregation. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account, or otherwise earmark such cash, cash equivalents and liquid assets, in the amount prescribed. Securities held in a segregated account cannot be sold while the futures position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      To the extent these hedging transactions are entered into for good-faith risk management purposes, the Advisor and the Fund believe these obligations would not constitute senior securities. The Fund usually will enter into equity and interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund would not treat swaps as senior securities.

      Regulation as a "Commodity Pool." CFTC Rule 4.5 requires operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or register as a "commodity pool operator" ("CPO") and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Advisor must limit the Fund's transactions in commodity futures, commodity option contracts and swaps for non-bona fide hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-bona fide hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or
(b) limiting the aggregate net notional value of non-bona fide hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund's investments in such instruments exceed one of these thresholds, the Advisor would no longer be excluded from the CPO definition and may be required to register as a CPO. In the event the Advisor is required to register as a CPO, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund and the Fund may incur additional expenses as a result of the CFTC's regulatory requirements. The Advisor has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. If, in the future, the Advisor is not able to rely on an exclusion from the definition of CPO, it will register as a CPO, with respect to the Fund. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund's policies.

      Risks and Special Considerations Concerning Derivative and Other Transactions. In addition to the risks described above, the use of derivative and other transactions involves certain general risks and considerations, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default and insolvency of the other party to the transaction; and illiquidity of the derivative instruments. Certain of the derivative instruments and other transactions in which the Fund may engage may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk" in the Prospectus.

      Furthermore, the ability to successfully use derivative instruments depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Advisor elects not to use derivative instruments and other transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative transactions are not otherwise available to the Fund for investment purposes.

      With respect to some of its derivative positions, if any, the Fund will segregate or earmark an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions or otherwise in accordance with SEC staff guidance. The Fund also may offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or earmark liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged. The foregoing risks concerning derivative and other transactions are more fully described below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments and other transactions may include elements of leverage and, accordingly, fluctuations in the value of such transactions in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Advisor's ability to predict correctly market movements or changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

            (2) Credit/Counterparty Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally lower than for over-the-counter derivatives not cleared through a central counterparty, since generally a clearing organization provides a guarantee of performance and cleared derivative transactions benefit form daily mark-to-market and settlement as well as from segregation and minimum capital requirements applicable to intermediaries. For privately-negotiated instruments not cleared through a central counterparty, there are no similar protections. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Such counterparty risk is accentuated in the case of contracts with longer maturities where there is a greater risk that a specific event may prevent or delay settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are more liquid than over-the-counter transactions. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Volatility. The prices of many derivative instruments, including many swaps, are highly volatile. Payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of swap agreements also depends upon the price of the securities or currencies underlying them.

            (7) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

      In addition to these risks, the derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") has impacted the availability, liquidity and cost of derivative transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative transactions or making them less effective. The SEC has proposed new rules on the use of derivative transactions by registered investment companies. Such rules, if adopted, could affect the nature and extent of derivative transactions entered into by the Fund. See "Legislation Risk" below.

REPURCHASE AGREEMENTS

      Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution within a specified time at the Fund's cost plus interest. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights.

LEVERAGE PROGRAM

      With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its Advisor, investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain specific types of debt. In addition, the Credit Agreements may contain covenants relating to asset coverage and portfolio composition requirements. Covenants contained in the Credit Agreements may place additional restrictions on the Fund's ability to invest, which could impact Fund performance. See "Use of Leverage" in the Fund's Prospectus.

LEGISLATION RISK

      At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objectives.

TAX RISKS

      The Fund intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund's overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund's income would be subject to a double level of U.S. federal income tax. The Fund's income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. Although the Fund currently intends to distribute sufficient amounts to qualify for treatment as a RIC, it will be subject to U.S. federal excise taxes and U.S. federal corporate income taxes to the extent it sets aside and retains in its net assets (and therefore its NAV) a portion of its net investment income in pursuit of its objective of returning Original NAV.

PORTFOLIO TURNOVER RISK

      The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is believed by the Advisor that the annual rate will not exceed 100% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Advisor believes it to be necessary or appropriate. The Fund anticipates that a significant amount of portfolio turnover will be the result of Borrower refinancing of Senior Loans that will not result in brokerage commissions or transactional expenses borne by the Fund.

      High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's expenses as well as current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund anticipates that a significant amount of portfolio turnover will be the result of Borrower refinancing of Senior Loans that will not result in brokerage commissions or transactional expenses borne by the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P., the investment advisor to the Fund, or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes: Class I, Class II and Class
III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN         OTHER
                                                                                                    THE FIRST        TRUSTEESHIPS
                                                    TERM OF OFFICE(2)                              TRUST FUND      OR DIRECTORSHIPS
                                                     AND YEAR FIRST                                  COMPLEX           HELD BY
NAME, ADDRESS AND              POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS     OVERSEEN BY    TRUSTEE DURING THE
DATE OF BIRTH                       WITH FUND           APPOINTED        DURING THE PAST 5 YEARS     TRUSTEE         PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
-----------------------------
James A. Bowen(1)              Chairman of the        o Class III        Chief Executive Officer,   137            None
120 East Liberty Drive,        Board and Trustee        (3)(4)           First Trust Advisors       Portfolios
  Suite 400                                                              L.P. and First Trust
Wheaton, IL 60187                                                        Portfolios L.P.;
D.O.B.: 09/55                                         o 2016             Chairman of the Board of
                                                                         Directors, BondWave LLC
                                                                         (Software Development
                                                                         Company/Investment
                                                                         Advisor) and Stonebridge
                                                                         Advisors LLC
                                                                         (Investment Advisor)

Independent Trustees
-----------------------------
Richard E. Erickson            Trustee                o Class I (3)(4)   Physician; President,      137            None
c/o First Trust Advisors L.P.                                            Wheaton Orthopedics;       Portfolios
120 East Liberty Drive,                                                  Limited Partner,
  Suite 400                                           o 2016             Gundersen Real Estate
Wheaton, IL 60187                                                        Limited Partnership;
D.O.B.: 04/51                                                            Member, Sportsmed LLC
                                                                         (April 2007 to November
                                                                         2015)

Thomas R. Kadlec               Trustee                o Class I (3)(4)   President, ADM             137            Director of ADM
c/o First Trust Advisors L.P.                                            Investor Services, Inc.    Portfolios     Investor
120 East Liberty Drive,                               o 2016             (Futures Commission                       Services, Inc.;
  Suite 400                                                              Merchant)                                 ADM Investor
Wheaton, IL 60187                                                                                                  Services
D.O.B.: 11/57                                                                                                      International and
                                                                                                                   ADM Investor
                                                                                                                   Services Hong
                                                                                                                   Kong Ltd.

Robert F. Keith                Trustee                o Class III        President, Hibs            137            Director of Trust
c/o First Trust Advisors L.P.                           (3)(4)           Enterprises (Financial     Portfolios     Company of
120 East Liberty Drive,                                                  and Management                            Illinois
  Suite 400                                           o 2016             Consulting)
Wheaton, IL 60187
D.O.B.: 11/56

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN         OTHER
                                                                                                    THE FIRST        TRUSTEESHIPS
                                                    TERM OF OFFICE(2)                              TRUST FUND      OR DIRECTORSHIPS
                                                     AND YEAR FIRST                                  COMPLEX           HELD BY
NAME, ADDRESS AND              POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS     OVERSEEN BY    TRUSTEE DURING THE
DATE OF BIRTH                       WITH FUND           APPOINTED        DURING THE PAST 5 YEARS     TRUSTEE         PAST 5 YEARS
Niel B. Nielson                Trustee                o Class II (3)(4)  Managing Director and      137            Director of
c/o First Trust Advisors L.P.                                            Chief Operating Officer    Portfolios     Covenant
120 East Liberty Drive,                               o 2016             (January 2015 to                          Transport Inc.
  Suite 400                                                              present), Pelita Harapan
Wheaton, IL 60187                                                        Educational Foundation
D.O.B.: 03/54                                                            (Educational Products
                                                                         and Services); President
                                                                         and Chief Executive
                                                                         Officer (June 2012 to
                                                                         September 2014), Servant
                                                                         Interactive LLC
                                                                         (Educational Products
                                                                         and Services); President
                                                                         and Chief Executive
                                                                         Officer (June 2012 to
                                                                         September 2014), Dew
                                                                         Learning LLC
                                                                         (Educational Products
                                                                         and Services); President
                                                                         (June 2002 to June
                                                                         2012), Covenant College

Officers of the Fund
-----------------------------
James M. Dykas                 President and Chief    o Indefinite       Managing Director and       N/A           N/A
120 East Liberty Drive         Executive Officer        term             Chief Financial Officer
  Suite 400                                                              (January 2016 to
Wheaton, IL 60187                                     o 2016             present), Controller
D.O.B.: 01/66                                                            (January 2011 to January
                                                                         2016), Senior Vice
                                                                         President (April 2007 to
                                                                         January 2016), First
                                                                         Trust Advisors L.P. and
                                                                         First Trust Portfolios
                                                                         L.P., Chief Financial
                                                                         Officer (January 2016 to
                                                                         present), BondWave LLC
                                                                         (Software Development
                                                                         Company) and Stonebridge
                                                                         Advisors LLC (Investment
                                                                         Advisors)

W. Scott Jardine               Secretary and Chief    o Indefinite       General Counsel, First      N/A           N/A
120 East Liberty Drive         Legal Officer            term             Trust Advisors L.P. and
  Suite 400                                                              First Trust Portfolios
Wheaton, IL 60187                                     o 2016             L.P.; Secretary and
D.O.B.: 05/60                                                            General Counsel, BondWave
                                                                         LLC (Software Development
                                                                         Company) and Secretary,
                                                                         Stonebridge Advisors LLC
                                                                         (Investment Advisor)

Daniel J. Lindquist            Vice President         o Indefinite       Managing Director (July     N/A           N/A
120 East Liberty Drive                                  term             2012 to present), Senior
  Suite 400                                                              Vice President (September
Wheaton, IL 60187                                     o 2016             2005 to July 2012), First
D.O.B.: 02/70                                                            Trust Advisors L.P. and
                                                                         First Trust Portfolios
                                                                         L.P.

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN         OTHER
                                                                                                    THE FIRST        TRUSTEESHIPS
                                                    TERM OF OFFICE(2)                              TRUST FUND      OR DIRECTORSHIPS
                                                     AND YEAR FIRST                                  COMPLEX           HELD BY
NAME, ADDRESS AND              POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS     OVERSEEN BY    TRUSTEE DURING THE
DATE OF BIRTH                       WITH FUND           APPOINTED        DURING THE PAST 5 YEARS     TRUSTEE         PAST 5 YEARS
Kristi A. Maher                Assistant Secretary    o Indefinite       Deputy General Counsel,     N/A           N/A
120 East Liberty Drive         and Chief Compliance     term             First Trust Advisors L.P.
  Suite 400                    Officer                                   and First Trust
Wheaton, IL 60187                                     o 2016             Portfolios L.P.
D.O.B.: 12/66








Donald P. Swade                Treasurer, Chief       o Indefinite       Senior Vice President       N/A           N/A
120 East Liberty Drive         Financial Officer        term             (July 2016 to Present)
  Suite 400                    and Chief Accounting                      Vice President (April
Wheaton, IL 60187              Officer                o 2016             2012 to July 2016), First
D.O.B.: 06/66                                                            Trust Advisors L.P. and
                                                                         First Trust Portfolios
                                                                         L.P., Vice President
                                                                         (September 2006 to April
                                                                         2012), Guggenheim Funds
                                                                         Investment Advisors,
                                                                         LLC/Claymore Securities,
                                                                         Inc.

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, the investment advisor of the Fund.

(2)   Officer positions with the Fund have an indefinite term.

(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Class I Trustees serve an initial term until the first annual shareholder meeting subsequent to their election called for the purpose of electing Trustees.

      - Class II Trustee serves an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Trustees.

      - Class III Trustees serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Trustees.

(4)   Each Trustee has served in such capacity since the Fund's inception.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust Advisors; First Trust New Opportunities MLP & Energy Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Dynamic Europe Equity Income Fund and First Trust Intermediate Duration Preferred & Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 115 portfolios advised by First Trust

Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. The officers of the Fund listed above hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and a majority of the First Trust closed-end funds employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees will review its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. Since the Fund's organizational meeting, the Board of Trustees has held one meeting during the current fiscal year and its committees have held three meetings during the current fiscal year. The Board of Trustees and its committees will meet throughout the year to oversee the activities of the Fund, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairmen of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Keith and Mr. Bowen are members of the Executive Committee.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees of the Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate;
(iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to the approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith each has been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation

Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007), Chairman of the Valuation Committee (June 2006 - 2007 and 2010 -
2011) and Chairman of the Audit Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Lead Independent Trustee and is on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2010 - 2011) and Lead Independent Trustee (2012 - 2013) of the First Trust Funds and currently serves as the Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014, President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 -
2006), Chairman of the Valuation Committee (2007 - 2008 and 2012 - 2013),

Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      Interested Trustee. James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustees will serve until the first succeeding annual meeting subsequent to their initial election; the Class II Trustee will serve until the second succeeding annual meeting subsequent to his initial election; and Class III Trustees will serve until the third succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is $230,000 per year and an annual per fund fee is $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund's net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee and the Chairman of the Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.

      The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and the estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for the calendar year ended December 31, 2015. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund has no employees. Its officers are compensated by First Trust Advisors.

                                                            ESTIMATED TOTAL
                                                              COMPENSATION
                              ESTIMATED COMPENSATION      FROM THE FIRST TRUST
 NAME OF TRUSTEE                FROM THE FUND (1)           FUND COMPLEX(2)
 Richard E. Erickson                  $4,365                    $352,350
 Thomas R. Kadlec                     $4,500                    $361,500
 Robert F. Keith                      $4,433                    $357,350
 Niel B. Nielson                      $4,433                    $356,500
--------------------
(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2015 for services to the 118 portfolios, which consists of seven open-end mutual funds, 16 closed-end funds and 95 exchange-traded funds.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of

December 31, 2015:

                                                  AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN
                         DOLLAR RANGE OF     ALL REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN THE
TRUSTEE                    IN THE FUND            FIRST TRUST FUND COMPLEX
Interested Trustee
James A. Bowen                None                      Over $100,000
Independent Trustee
Richard E. Erickson           None                      Over $100,000
Thomas R. Kadlec              None                      Over $100,000
Robert F. Keith               None                      Over $100,000
Niel B. Nielson               None                      Over $100,000

      As of September 30, 2016, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of the Advisor or any principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or any principal underwriter of the Fund.

      As of the date of this Statement of Additional Information, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $95 billion in assets which it managed or supervised as of October 31, 2016. As investment advisor, First Trust Advisors will, among other things, manage the investment and reinvestment of the Fund's assets, monitor the Fund's investments and comply with the stated investment objectives, policies and restrictions of the Fund. First Trust Advisors also provides the Fund with professional investment supervision and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to seven mutual funds, ten exchange-traded funds consisting of 115 series and 15 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and to date, more than $320 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      William Housey, CFA, Senior Portfolio Manager, and Scott Fries, CFA, Co-Portfolio Manager will be responsible for implementing portfolio management decisions for the Fund. Mr. Housey and Mr. Fries have a combined average of over 15 years of investment experience.

      WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER.

      William Housey, CFA, joined First Trust Advisors in June 2010 as Senior Portfolio Manager for the Leveraged Finance Investment Team and has 16 years of investment experience. Mr. Housey is a Senior Vice President of First Trust Advisors, L.P. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including Senior Loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

      Scott Fries, CFA, joined First Trust Advisors in June 2010 as Co-Portfolio Manager in the Leveraged Finance Investment Team and has 18 years of investment industry experience. Mr. Fries is a Vice President of First Trust Advisors, L.P. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a B.A. in International Business from Illinois Wesleyan University and an M.B.A. in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      The portfolio managers also have responsibility for the day-to-day management and supervision of accounts other than the Fund, including separate accounts. Information regarding those other accounts is set forth below.

-------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                          AS OF OCTOBER 31, 2016 (IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------------
                                        REGISTERED                     OTHER POOLED
                      REGISTERED        INVESTMENT                      INVESTMENT
                      INVESTMENT         COMPANIES        OTHER          VEHICLES                        OTHER ACCOUNTS
                      COMPANIES         SUBJECT TO       POOLED         SUBJECT TO                         SUBJECT TO
   PORTFOLIO       (OTHER THAN THE   PERFORMANCE-BASED INVESTMENT   PERFORMANCE-BASED                   PERFORMANCE-BASED
    MANAGER             FUND)          ADVISORY FEES    VEHICLES      ADVISORY FEES     OTHER ACCOUNTS    ADVISORY FEES
----------------- ------------------ ---------------- ------------- ------------------ ---------------- -----------------
William Housey    Number: 7          Number: 0        Number: 19    Number: 0          Number: 0        Number: 0
                  Assets: $2,895     Assets: $0       Assets: $258  Assets: $0         Assets: $0       Assets: $0
----------------- ------------------ ---------------- ------------- ------------------ ---------------- -----------------
Scott Fries       Number: 6          Number: 0        Number: 19    Number: 0          Number: 0        Number: 0
                  Assets: $2,883     Assets: $0       Assets: $258  Assets: $0         Assets: $0       Assets: $0
----------------- ------------------ ---------------- ------------- ------------------ ---------------- -----------------

      As shown in the table above, the portfolio managers may manage other accounts. Fees earned by the Advisor may vary among these accounts. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the potential conflicts described below. The Fund and the Advisor have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor generally seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with their management of the Fund.

      A conflict of interest could arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, the Advisor believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisor has adopted trade allocation procedures requiring that all clients will be treated fairly and equitably and no one client will receive over time preferential treatment over another.

      Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees of the Fund that the benefits from association with the Advisor outweigh any disadvantages that may arise from exposure to simultaneous transactions.

      As of October 31, 2016, the compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual's overall contribution to the success of the firm and the profitability of the firm; however, assets under management may be a factor in determining bonus pool size for certain portfolio manager groups of the Advisor. Salaries and bonuses are not based on Fund performance.

      As of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act")) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

      The Advisor, subject to the Board of Trustees' supervision, provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for managing the investments and reinvestments of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Investment Management Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-Laws, and the stated investment objectives, policies and restrictions of the Fund. The Advisor is responsible for effecting all security transactions for the Fund's assets.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Prospectus.

      In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Investment Management Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management Agreement will be available in the Fund's annual report for the period ending May 31, 2017.

CODE OF ETHICS

      The Fund and the Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board of Trustees has delegated day-to-day proxy voting responsibilities to the Advisor. The Advisor has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Advisor on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. The Advisor reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, the Advisor may not vote in accordance with the ISS recommendations when the Advisor believes that specific ISS recommendations are not in the best economic interest of the Fund. If the Advisor manages the assets of a company or its pension plan and any of the Advisor's clients hold any securities in that company, the Advisor will vote proxies relating to that company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests the Advisor to follow specific voting guidelines or additional guidelines, the Advisor will review the request and inform the client only if the Advisor is not able to follow the client's request.

      The Advisor has adopted the ISS Proxy Voting Guidelines. These guidelines are set forth in Appendix B to this Statement of Additional Information. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Advisor's general voting policies.

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities will be available: (i) without charge, upon request, by calling (800) 988-5891; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Advisor generally prefers to deal directly with market makers in the securities. The Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Advisor may also consider the following when deciding on allocations:
(i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      The Fund intends to apply to list the Common Shares on the New York Stock Exchange (the "NYSE"), under the trading or "ticker" symbol "FIV." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Common Shareholders, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees. See "Description of Shares--Preferred Shares" in the Fund's Prospectus.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of total assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. See "Other Investment Policies and Techniques--Derivative and Other Transactions--Asset Coverage and Asset Segregation" above and "Use of Leverage" in the Fund's Prospectus.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor and any corporate finance services and consulting agent that the Advisor may retain from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions, among other things. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common

Shares from the NYSE, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (iii) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the NYSE. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

      The Fund is organized under Massachusetts law as an entity commonly referred to as a Massachusetts business trust, and is governed by its Declaration of Trust (the "Declaration") and By-laws. Under Massachusetts law, shareholders of a business trust could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration provides that, by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Fund. The provisions of the Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Fund with any service provider or other agent to or contractor with the Fund including, without limitation, any third party beneficiary rights. In addition, under the Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund for any action or failure to act, errors of judgment or mistakes of fact or law or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Fund in connection with the affairs of the Fund or for any act, omission, or obligation of the Fund. The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees by no less than three shareholders who together hold not less than 5% of the voting power of the Fund or, if brought in the right of or name of or on behalf of a class, the affected class none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining shareholder (other than as shareholders of the Fund. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

      If a demand is rejected as set forth above, the complaining shareholders will be responsible, jointly and severally, for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholders bringing the action may be jointly and severally responsible for the Fund's costs, including attorneys' fees.

      The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the "Chosen Courts"). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys' fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

      The provisions of the Declaration, any By-laws of the Fund and any contract or agreement entered into by the Fund governed by applicable state law do not affect the rights of any shareholder under any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.

      Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See also "Certain Provisions of the Declaration of Trust and By-Laws" in the Prospectus.

                              FEDERAL TAX MATTERS

      This section summarizes certain U.S. federal income tax consequences of owning common shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      You should seek advice based on your individual circumstances from your own tax advisor.

      The Fund intends to elect and to qualify annually to be treated as a regulated investment company, commonly known as a "RIC," under the Code, and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its common shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships, and (c) not more than 25% of the value of its total assets is invested in certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its common shareholders. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to the reasonable cause and de minimis exceptions described above, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to common shareholders as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders, and would be eligible for the corporate dividends received deduction. Before qualifying as a regulated investment company again, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges).

DISTRIBUTIONS

      Distributions paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a common shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional common shares. However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 20%), provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to "qualified dividends" received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a common shareholder as long-term capital gain, regardless of how long the common shareholder has held common shares of the Fund. Common shareholders receiving distributions in the form of additional common shares, rather than cash, generally will have a cost basis in each such share equal to the value of a common share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a common shareholder as a return of capital which is applied against and reduces the common shareholder's tax basis in his or her common shares. To the extent that the amount of any distribution exceeds the common shareholder's basis in his or her shares, the excess will be treated by the common shareholder as gain from a sale or exchange of the common shares.

      Under the Fund's dividend reinvestment plan (the "Plan"), if a common shareholder owns common shares in his or her own name, the common shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional common shares unless the common shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the prospectus. If a common shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in common shares acquired on behalf of the common shareholder in open-market purchases, for U.S. federal income tax purposes, the common shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the common shareholder had elected to receive cash. If a common shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued common shares of the Fund, the common shareholder will be treated as receiving a taxable distribution equal to the fair market value of the common shares the common shareholder receives. The common shareholder will have an adjusted basis in additional common shares purchased through the Plan equal to the amount of the taxable distribution. The additional common shares will have a new holding period commencing on the day following the day on which the common shares are credited to the common shareholder's account.

      A common shareholder may elect not to have all dividends automatically reinvested in additional common shares pursuant to the Plan. If a common shareholder elects not to participate in the Plan, such common shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a common shareholder takes them in cash or they are reinvested pursuant to the Plan in additional common shares of the Fund.

      Common shareholders will be notified annually as to the U.S. federal income tax status of distributions, and common shareholders receiving distributions in the form of additional common shares will receive a report as to the value of those shares.

      Income from the Fund may also be subject to a 3.8% "Medicare tax". This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      The Fund currently intends to distribute, at least annually, realized capital gains. However, the Fund may elect to retain capital gains and provide a notice to Common Shareholders within 60 days of the taxable year that the Common Shareholders of record as of the end of the Fund's taxable will be required to include their attributable share of the retained gain in their income for the year as long-term capital gain. Common Shareholders required to include such retained gain in their income will be entitled to a credit or a refund for the tax deemed paid on their behalf by the Fund and will increase their increase their basis in their Common Shares in an amount equal to the excess of their share of the retained gains included in their income over the taxes deemed paid on their behalf by the Fund.

MULTIPLE CLASSES OF SHARES

      The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns common shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on common shares that are attributable to dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF COMMON SHARES OF THE FUND

      Upon the sale or other disposition of common shares of the Fund, which a common shareholder holds as a capital asset, a common shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the common shareholder's holding period for the common shares. Generally, a common shareholder's gain or loss will be a long-term gain or loss if the common shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that common shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of common shares or to the extent that the common shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In this case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a common shareholder on a disposition of common shares of the Fund held by the common shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the common shareholder with respect to the common shares.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the regulated investment company rules. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

      Investing in Below Investment Grade Securities. The Fund may invest significantly in debt obligations that are in the lowest rating categories (commonly referred to as "junk" securities) or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      Foreign Currency Transactions. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to common shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its common shareholders in future years.

      Investments in Non-U.S. Securities. The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its common shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that common shareholders will not be entitled to any deduction or credit for such taxes on their own tax returns.

      Interests in REMICs. If the Fund holds a residual interest in a real estate mortgage investment conduit ("REMIC"), some distributions from the Fund may be considered excess inclusion income when received by common shareholders of the Fund which will be subject to U.S. federal income tax in all events. Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to common shareholders of the Fund that are considered disqualified organizations. In addition, the withholding tax provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

      Original Issue Discount And Market Discount. The Fund may invest in instruments with original issue discount or market discount. In the case of original issue discount instruments, the Fund will be required to accrue taxable income without necessarily receiving payments on the instruments, and the amount of original issue discount will be included in determining the amount of income that the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. In regard to instruments with market discount, the Fund may make an election to accrue the market discount over the term of the instrument. If the Fund holds original issue discount instruments or the Fund makes the election to accrue market discount, the Fund may be required to distribute income in excess of the cash it has received. If the Fund does not make the election to accrue market discount on a current basis, common shareholders who redeem their common shares prior to the time the market discount instruments are sold or mature may receive the economic benefit of such instruments accrual of market discount, but the common shareholders who redeem or sell their common shares after the time the market discounts instruments are sold or mature may bear the economic burden of the taxes on such market discount.

      Investment in Securities of Uncertain Tax Character. The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

      Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its common shareholders. The Fund will not be able to pass through to its common shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could mitigate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

      Use of Leverage. If the Fund utilizes leverage through borrowing or issuing Preferred Shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its common shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to common shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28%. Certain common shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the common shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a common shareholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the common shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), except in the case of any excess inclusion income allocated to the non-U.S. shareholder (see "Federal Income Tax Matters--Nature of the Fund's Investments"), which tax is generally withheld from such distributions, subject to certain exceptions described below. This U.S. withholding tax is imposed on dividends paid by regulated investment companies even to the extent that the dividends are paid out of ''portfolio interest'' income or short-term capital gains that would not have been subject to U.S. withholding tax if they had been received directly by a foreign shareholder. Such ''interest-related dividends'' and ''short-term capital gain dividends'' satisfying certain requirements are exempt from the withholding tax.

      Except as described below in regard to FATCA Witholding, distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's common shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      FATCA Withholding. Under the Foreign Account Tax Compliance Act ("FATCA"), distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to or dispositions by (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of common shares by such persons may be subject to such withholding after December 31, 2018.

ALTERNATIVE MINIMUM TAX

      As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

LOSS TRANSACTIONS

      Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Common shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, common shareholders of RICs are not excepted. A stockholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these Treasury regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Common shareholders should consult with their tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of November 15, 2016, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Fund. As such, The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. BNY Mellon Investment Servicing (US) Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust Senior Floating Rate 2022 Target Term Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate 2022 Target Term Fund (the "Fund") as of November 15, 2016. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust Senior Floating Rate 2022 Target Term Fund as of November 15, 2016, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte & Touche LLP

Chicago, Illinois
November 23, 2016

             FIRST TRUST SENIOR FLOATING RATE 2022 TARGET TERM FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               NOVEMBER 15, 2016

ASSETS:

Cash                                                                    $100,007
Deferred offering costs                                                      209
                                                                        --------
                                                                         100,216

LIABILITIES:

Accrued offering costs                                                       209
                                                                        --------
Net Assets                                                              $100,007
                                                                        ========

NET ASSETS - Applicable to 10,153 shares                                $100,007
                                                                        ========

NET ASSET VALUE PER SHARE (net assets divided by 10,153 shares)            $9.85
                                                                        ========

NOTES TO STATEMENT OF ASSETS AND LIABILITIES:

NOTE 1. ORGANIZATION

      First Trust Senior Floating Rate 2022 Target Term Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized on October 14, 2016, as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through November 15, 2016 other than those relating to organizational matters and the sale and issuance of 10,153 common shares of beneficial interest to First Trust Portfolios L.P.

      The Fund's investment objectives are to seek a high level of current income and to return $9.85 per common share of beneficial interest ("Common Share") of the Fund (the original net asset value ("NAV") per Common Share before deducting offering costs) to holders of Common Shares ("Common Shareholders") on or about February 1, 2022 (the "Termination Date"). The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund's overall credit performance, on the one hand, and its objective of returning the original NAV on or about the Termination Date on the other. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund's investment strategies will be successful.

      Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in senior, secured floating rate loans ("Senior Loans"). As the Fund nears the Termination Date, the Fund will seek to replicate the performance of a held to maturity portfolio of Senior Loans and deliver income through the termination of the Fund by migrating to investments with higher credit quality. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      First Trust Advisors L.P. (the "Advisor") has agreed to pay: (i) all organizational expenses; and (ii) all offering cost of the Fund (other than sales load) that exceed 0.20% (or $0.02 per Common Share) of the Fund's aggregate offering price. Offering costs incurred by the Fund through November 15, 2016 have been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as the offering costs incurred subsequent to November 15, 2016, up to $0.02 per Common Share outstanding, will be charged to paid-in-capital.

      The Fund's Statement of Assets and Liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from those estimates.

      The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

      On November 11, 2016, the Fund's Board of Trustees approved an Investment Management Agreement with the Advisor and the

      Fund has agreed to pay an annual management fee for the services and facilities provided by the Advisor, payable on a monthly basis, equal to the annual rate of 0.85% of the Fund's average daily Managed Assets.

             FIRST TRUST SENIOR FLOATING RATE 2022 TARGET TERM FUND

                                       COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN S&P'S GLOBAL RATINGS AND IT AFFILIATES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P) FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

      o Nature of and provisions of the obligation, and the promise S&P imputes; and

      o Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

      A 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

      An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal

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short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

I

      This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

PI

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

      o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

      o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

      o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

      o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

      o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

      o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

SF

      The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001.

R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes).

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by (P) in front of the rating when the assignment of a final rating is subject to the fulfillment of contingencies but is highly likely that the rating will become definitive after all document are received or an obligation is issued into the market.

      The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating variation of the MIG scale called the Variable Municipal Investment Grade or VMIG rating.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

      a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

      b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

      c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

      a. the selective payment default on a specific class or currency of debt;

      b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

      c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

      d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

      o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

  SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS
                  IN CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

      Limitations of the Short-Term Ratings Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                   APPENDIX B

                          ISS PROXY VOTING GUIDELINES





                                                                             ISS



United States
Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------
2016 Benchmark Policy Recommendations



EFFECTIVE FOR MEETINGS ON OR AFTER FEBRUARY 1, 2016

PUBLISHED JANUARY 22, 2016









www.issgovernance.com
(c) 2016 ISS | Institutional Shareholder Services

ISS                                    2016 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------


 THE POLICIES CONTAINED HEREIN ARE A SAMPLING OF SELECTED KEY U.S. PROXY VOTING
      GUIDELINES AND ARE NOT INTENDED TO BE EXHAUSTIVE. A FULL SUMMARY OF
               ISS' 2016 PROXY VOTING GUIDELINES CAN BE FOUND AT:
      HTTP://WWW.ISSGOVERNANCE.COM/POLICY-GATEWAY/2016-POLICY-INFORMATION/

BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

GENERAL RECOMMENDATION: Generally vote for director nominees, except under the following circumstances:

1. ACCOUNTABILITY

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:

PROBLEMATIC TAKEOVER DEFENSES

      CLASSIFIED BOARD STRUCTURE:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      DIRECTOR PERFORMANCE EVALUATION:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

            o     A classified board structure;

            o     A supermajority vote requirement;

            o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

            o     The inability of shareholders to call special meetings;

            o     The inability of shareholders to act by written consent;

            o     A dual-class capital structure; and/or

            o     A non-shareholder-approved poison pill.

--------------------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.


--------------------------------------------------------------------------------
Enabling the financial community to manage governance risk for the benefit of shareholders.
(c) 2016 ISS | Institutional Shareholder Services


                                      B-2
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ISS                                    2016 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------


      POISON PILLS:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

            o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

            o     The issuer's rationale;

            o     The issuer's governance structure and practices; and

            o     The issuer's track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote against or withhold from the members of the Audit Committee if:


      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.


PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.


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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16. The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

UNILATERAL BYLAW/CHARTER AMENDMENTS

      1.17. Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

            o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

            o Disclosure by the company of any significant engagement with shareholders regarding the amendment;

            o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

            o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

            o     The company's ownership structure;

            o     The company's existing governance provisions;

            o The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,

            o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

            o     Classified the board;

            o Adopted supermajority vote requirements to amend the bylaws or charter; or

            o     Eliminated shareholders' ability to amend bylaws.

      1.18. For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

            o The level of impairment of shareholders' rights caused by the provision;

            o     The disclosed rationale for adopting the provision;

            o The ability to change the governance structure in the future (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);


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            o     The ability of shareholders to hold directors accountable
                  through annual director elections, or whether the company has a classified board structure; and,

            o A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

      1.19. Material failures of governance, stewardship, risk oversight (3), or fiduciary responsibilities at the company;

      1.20. Failure to replace management as appropriate; or

      1.21. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

      2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

            o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

            o Rationale provided in the proxy statement for the level of implementation;

            o     The subject matter of the proposal;

            o The level of support for and opposition to the resolution in past meetings;

            o Actions taken by the board in response to the majority vote and its engagement with shareholders;

            o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

            o     Other factors as appropriate.

      2.2. The board failed to act on takeover offers where the majority of shares are tendered;

      2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

      2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

            o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

            o     The company's ownership structure and vote results;



--------------------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.


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            o     ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

            o The previous year's support level on the company's say-on-pay proposal.

3. COMPOSITION

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

      3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

            o     Medical issues/illness;

            o     Family emergencies; and

            o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

OVERBOARDED DIRECTORS:

Vote against or withhold from individual directors who:

      3.3. Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017(5), sit on more than five public company boards; or

      3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(6).

4. INDEPENDENCE

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

      4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4.  Independent directors make up less than a majority of the directors.


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4     For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.

6 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.


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INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

GENERAL RECOMMENDATION: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

o     The scope of the proposal;

o     The company's current board leadership structure;

o     The company's governance structure and practices;

o     Company performance; and

o     Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

PROXY ACCESS

GENERAL RECOMMENDATION: Generally vote for management and shareholder proposals for proxy access with the following provisions:

o OWNERSHIP THRESHOLD: maximum requirement not more than three percent (3%) of the voting power;

o OWNERSHIP DURATION: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

o AGGREGATION: minimal or no limits on the number of shareholders permitted to form a nominating group;

o     CAP: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.


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PROXY CONTESTS/PROXY ACCESS -- VOTING FOR DIRECTOR NOMINEES IN
CONTESTED ELECTIONS

GENERAL RECOMMENDATION: Vote case-by-case on the election of directors in contested elections, considering the following factors:

o     Long-term financial performance of the company relative to its industry;

o     Management's track record;

o     Background to the contested election;

o     Nominee qualifications and any compensatory arrangements;

o Strategic plan of dissident slate and quality of the critique against management;

o Likelihood that the proposed goals and objectives can be achieved (both slates); and

o     Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance:

            o The company's use of authorized shares during the last three years

      o     The Current Request:

            o Disclosure in the proxy statement of the specific purposes of the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

            o The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.    Most companies: 100 PERCENT of existing authorized shares.


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B.    Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 PERCENT of existing authorized shares.

C. Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 PERCENT of existing authorized shares.

D. Companies at which both conditions (B and C) above are both present: 25 PERCENT of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

MERGERS AND ACQUISITIONS

GENERAL RECOMMENDATION: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;


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      2.    Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

GENERAL RECOMMENDATION: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

o There is a significant misalignment between CEO pay and company performance (pay for performance);

o     The company maintains significant problematic pay practices;

o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

o     The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY-FOR-PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(7), this analysis considers the following:

      1.    Peer Group(8) Alignment:


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7     The Russell 3000E Index includes approximately 4,000 of the largest U.S.
      equity securities.


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      o     The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

      o The multiple of the CEO's total pay relative to the peer group median.


      2. Absolute Alignment(9) - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

o     The ratio of performance- to time-based equity awards;

o     The overall ratio of performance-based compensation;

o     The completeness of disclosure and rigor of performance goals;

o     The company's peer group benchmarking practices;

o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

o     Realizable pay(10) compared to grant pay; and

o     Any other factors deemed relevant.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

o Problematic practices related to non-performance-based compensation elements;

o     Incentives that may motivate excessive risk-taking; and

o     Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:


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8     The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10    ISS research reports include realizable pay for S&P1500 companies.


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o     Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

o     New or extended agreements that provide for:

      o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

      o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

      o CIC payments with excise tax gross-ups (including "modified" gross-ups);

o Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

o     Multi-year guaranteed bonuses;

o     A single or common performance metric used for short- and long-term plans;

o     Lucrative severance packages;

o     High pay opportunities relative to industry peers;

o     Disproportionate supplemental pensions; or

o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

o     Duration of options backdating;

o     Size of restatement due to options backdating;

o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

COMPENSATION COMMITTEE COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;


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            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

GENERAL RECOMMENDATION: Vote case-by-case on certain equity-based compensation plans(11) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

o PLAN COST: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

      o SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

      o SVT based only on new shares requested plus shares remaining for future grants.

o     PLAN FEATURES:

      o     Automatic single-triggered award vesting upon a change in control
            (CIC);

      o     Discretionary vesting authority;

      o     Liberal share recycling on various award types;

      o     Lack of minimum vesting period for grants made under the plan.

o     GRANT PRACTICES:

      o The company's three year burn rate relative to its industry/market cap peers;

      o Vesting requirements in most recent CEO equity grants (3-year look-back);

      o The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

      o The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

      o     Whether the company maintains a claw-back policy;

      o Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

o     Awards may vest in connection with a liberal change-of-control definition;

o The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing - for non-listed companies);

o The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

o Any other plan features are determined to have a significant negative impact on shareholder interests.


--------------------
11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.


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                                      B-13

ISS                                    2016 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------


SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

GENERAL RECOMMENDATION: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

GENERAL RECOMMENDATION: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

o Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

o The company's level of disclosure is at least comparable to that of industry peers; and

o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

o     The company's level of disclosure is comparable to that of industry peers;
      and

o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

o Whether the company provides disclosure of year-over-year GHG emissions performance data;

o     Whether company disclosure lags behind industry peers;


--------------------------------------------------------------------------------
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                                      B-14

ISS                                    2016 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------



o     The company's actual GHG emissions performance;

o The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

BOARD DIVERSITY

GENERAL RECOMMENDATION: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;

o The level of gender and racial minority representation that exists at the company's industry peers;

o The company's established process for addressing gender and racial minority board representation;

o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

o     The independence of the company's nominating committee;

o Whether the company uses an outside search firm to identify potential director nominees; and

o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

SUSTAINABILITY REPORTING

GENERAL RECOMMENDATION: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) COMPENSATION-RELATED PROPOSALS

GENERAL RECOMMENDATION: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

o Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

o Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

o The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

o The company's current level of disclosure regarding its environmental and social performance.


--------------------------------------------------------------------------------
Enabling the financial community to manage governance
risk for the benefit of shareholders.
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                                      B-15

ISS                                    2016 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------


This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.



ISS
--------------------------------------------------------------------------------
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www.issgovernance.com









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                                      B-16

                           PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1. Financial Statements:

      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are being filed in this Pre-effective Amendment to the Registration Statement on Form N-2.

2. Exhibits:

a.1 Declaration of Trust. Filed on October 14, 2016 as Exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-214125) and incorporated herein by reference.

a.2 Amended and Restated Declaration of Trust. Filed on November 15, 2016 as Exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-214125) and incorporated herein by reference.

b.    By-Laws of Fund.

c.    None.

d.    None.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

f.    None.

g. Investment Management Agreement between Registrant and First Trust Advisors L.P.

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

i.    None.

j.    Form of Custody Agreement between Registrant and Fund Custodian.

k.1 Form of Service Agreement for Transfer Agent Services between Registrant and Fund Transfer Agent.

k.2   Form of Administration and Accounting Services Agreement.

k.3 Form of Structuring and Syndication Fee Agreement with Morgan Stanley & Co. LLC.

k.4 Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

k.5   Form of Structuring Fee Agreement with UBS Securities LLC.

k.6   Form of Structuring Fee Agreement with Wells Fargo Securities, LLC.

k.7   Form of Fee Agreement with Oppenheimer & Co. Inc.

k.8   Form of Fee Agreement with Ameriprise Financial Services, Inc.

k.9   Form of Fee Agreement with RBC Capital Markets, LLC.

k.10  Form of Fee Agreement with Stifel, Nicolaus & Company, Incorporated.

k.11 Form of Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC.

k.12  Form of Fee Agreement with D.A. Davidson & Co.

k.13 Form of Fee Agreement with J.J.B. Hilliard, W.L. Lyons, LLC.

k.14 Form of Fee Agreement with Janney Montgomery Scott LLC.

k.15  Form of Fee Agreement with Ladenburg Thalmann & Co. Inc.

k.16 Form of Fee Agreement with Maxim Group LLC.

k.17  Form of Fee Agreement with Pershing LLC.

k.18 Form of Fee Agreement with Synovus Securities, Inc.

k.19 Form of Fee Agreement with Wedbush Securities Inc.

k.20  Form of Fee Agreement with Wunderlich Securities, Inc.

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Morgan, Lewis & Bockius LLP.

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

q.    None.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.

s. Powers of Attorney. Filed on November 15, 2016 as Exhibit s to Registrant's Registration Statement on Form N-2 (File No. 333-214125) and incorporated herein by reference.
--------------------------------------------------------------------------------


Item 26: Marketing Arrangements

      See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of Structuring and Syndication Fee Agreement of Morgan Stanley & Co. LLC, the Form of Structuring Fee Agreement of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Form of Structuring Fee Agreement of UBS Securities LLC, the Form of Structuring Fee Agreement of Wells Fargo Securities, LLC, the Form of Fee Agreement of Oppenheimer & Co. Inc., the Form of Fee Agreement of Ameriprise Financial Services, Inc., the Form of Fee Agreement of RBC Capital Markets, LLC, the Form of Fee Agreement of Stifel, Nicolaus & Company, Incorporated, the Form of Fee Agreement of BB&T Capital Markets, a division of BB&T Securities, LLC, the Form of Fee Agreement of D.A. Davidson & Co., the Form of Fee Agreement of J.J.B. Hilliard, W.L. Lyons, LLC, the Form of Fee Agreement of Janney Montgomery Scott LLC, the Form of Fee Agreement of Ladenburg Thalmann & Co. Inc., the Form of Fee Agreement of Maxim Group LLC, the Form of Fee Agreement of Pershing LLC, the Form of Fee Agreement of Synovus Securities, Inc., the Form of Fee Agreement of Wedbush Securities Inc. and the Form of Fee Agreement of Wunderlich Securities, Inc. filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (k)(3), Exhibit (k)(4), Exhibit (k)(5), Exhibit (k)(6), Exhibit (k)(7), Exhibit (k)(8), Exhibit (k)(9), Exhibit (k)(10), Exhibit (k)(11), Exhibit
(k)(12), Exhibit (k)(13), Exhibit (k)(14), Exhibit (k)(15), Exhibit (k)(16),
Exhibit (k)(17), Exhibit (k)(18), Exhibit (k)(19) and Exhibit (k)(20), respectively, to this Registration Statement.

--------------------------------------------------------------------------------

Item 27: Other Expenses of Issuance and Distribution

---------------------------------------------------------- ---------------------
Securities and Exchange Commission Fees                    $ 40,565
---------------------------------------------------------- ---------------------
Financial Industry Regulatory Authority, Inc. Fees         $ 53,000
---------------------------------------------------------- ---------------------
Printing and Engraving Expenses                            $ 80,000
---------------------------------------------------------- ---------------------
Legal Fees                                                 $350,000
---------------------------------------------------------- ---------------------
Listing Fees                                               $ 30,000
---------------------------------------------------------- ---------------------
Accounting Expenses                                        $ 22,000
---------------------------------------------------------- ---------------------
Blue Sky Filing Fees and Expenses                          $      -
---------------------------------------------------------- ---------------------
Miscellaneous Expenses                                     $ 50,000
---------------------------------------------------------- ---------------------
Total                                                      $625,565
---------------------------------------------------------- ---------------------


Item 28: Persons Controlled by or under Common Control with Registrant

      Not applicable.


Item 29: Number of Holders of Securities

      At December 20, 2016

-----------------------------------------  -------------------------------------
Title of Class                             Number of Record Holders
-----------------------------------------  -------------------------------------
Common Shares, $0.01 par value             1
-----------------------------------------  -------------------------------------


Item 30: Indemnification

      Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      Section 8 of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.


Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions "Management of the Fund - Trustees and Officers" is hereby incorporated by reference.


Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


Item 33: Management Services

Not applicable.


Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4.    The Registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, as part of a Registration Statement relating to an offering other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is part of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

      The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 20th day of December, 2016.


                                            FIRST TRUST SENIOR FLOATING RATE
                                                 2022 TARGET TERM FUND


                                            By: /s/ James M. Dykas
                                                --------------------------------
                                                James M. Dykas, President and
                                                Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

-----------------------  --------------------------------  --------------------
Signature                Title                             Date
-----------------------  --------------------------------  --------------------

/s/ James M. Dykas       President and Chief Executive     December 20, 2016
----------------------   Officer
 James M. Dykas          (Principal Executive Officer)
----------------------   --------------------------------  --------------------

                         Chief Financial Officer, Chief
/s/ Donald P. Swade      Accounting Officers and           December 20, 2016
----------------------   Treasurer (Principal Financial
 Donald P. Swade         and Accounting Officer)
----------------------   --------------------------------  --------------------

                                                  )
James A. Bowen(1)        Chairman of the Board    )
                         and Trustee              )
                                                  )
Richard E. Erickson(1)   Trustee                  )
                                                  )
                                                  )   BY: /s/ W. Scott Jardine
Thomas R. Kadlec(1)      Trustee                  )      ----------------------
                                                  )      W. Scott Jardine
                                                  )      Attorney-In-Fact
Robert F. Keith(1)       Trustee                  )      December 20, 2016
                                                  )
                                                  )
Niel B. Nielson(1)       Trustee                  )
                                                  )


(1) Original powers of attorney authorizing W. Scott Jardine, James M. Dykas, Eric F. Fess and Kristi A. Maher to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as Exhibit s to the Registrant's Registration Statement on Form N-2 (File No. 333-214125).

                               INDEX TO EXHIBITS

b.    By-Laws of Fund.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

g. Investment Management Agreement between Registrant and First Trust Advisors L.P.

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

j.    Form of Custody Agreement between Registrant and Fund Custodian.

k.1 Form of Service Agreement for Transfer Agent Services between Registrant and Fund Transfer Agent.

k.2   Form of Administration and Accounting Services Agreement.

k.3 Form of Structuring and Syndication Fee Agreement with Morgan Stanley & Co. LLC.

k.4 Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

k.5   Form of Structuring Fee Agreement with UBS Securities LLC.

k.6   Form of Structuring Fee Agreement with Wells Fargo Securities, LLC.

k.7   Form of Fee Agreement with Oppenheimer & Co. Inc.

k.8   Form of Fee Agreement with Ameriprise Financial Services, Inc.

k.9   Form of Fee Agreement with RBC Capital Markets, LLC.

k.10  Form of Fee Agreement with Stifel, Nicolaus & Company, Incorporated.

k.11 Form of Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC.

k.12  Form of Fee Agreement with D.A. Davidson & Co.

k.13 Form of Fee Agreement with J.J.B. Hilliard, W.L. Lyons, LLC.

k.14 Form of Fee Agreement with Janney Montgomery Scott LLC.

k.15  Form of Fee Agreement with Ladenburg Thalmann & Co. Inc.

k.16 Form of Fee Agreement with Maxim Group LLC.

k.17  Form of Fee Agreement with Pershing LLC.

k.18 Form of Fee Agreement with Synovus Securities, Inc.

k.19 Form of Fee Agreement with Wedbush Securities Inc.

k.20  Form of Fee Agreement with Wunderlich Securities, Inc.

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Morgan, Lewis & Bockius LLP.

n.    Consent of Independent Registered Public Accounting Firm.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.